                           REVOLVING CREDIT AGREEMENT

                                  by and among

                    REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC

                                BANKBOSTON, N.A.
                   as Administrative Agent and Co-Book Manager

                              BANK OF AMERICA, N.A.
                    as Syndication Agent and Co-Book Manager
                                       and
                            THE CHASE MANHATTAN BANK
                   as Documentation Agent and Co-Book Manager

            and the Lending Institutions listed on Schedule 1 hereto
                                    as Banks

                                      with

                       BANCBOSTON ROBERTSON STEPHENS INC.
                                       and
                             BANK OF AMERICA, N.A.,
                                 as Co-Arrangers

                                 August 13, 1999

                                TABLE OF CONTENTS

Section 1. DEFINITIONS AND RULES OF INTERPRETATION.............................1
    Section 1.1. Definitions...................................................1
    Section 1.2. Rules of Interpretation......................................27
Section 2. THE REVOLVING CREDIT FACILITY......................................28
    Section 2.1. Commitment to Lend...........................................28
    Section 2.2. Commitment Fee...............................................29
    Section 2.3. Reduction of Total Commitment................................29
    Section 2.4. The Revolving Credit Notes...................................29
    Section 2.5. Interest on Revolving Credit Loans...........................30
    Section 2.6. Requests for Revolving Credit Loans..........................30
        2.6.1. General........................................................30
        2.6.2. Swing Line.....................................................30
    Section 2.7. Conversion Options...........................................31
        2.7.1. Conversion to Different Type of Revolving Credit Loan..........31
        2.7.2. Continuation of Type of Revolving Credit Loan..................31
        2.7.3. Eurodollar Rate Loans..........................................32
    Section 2.8. Funds for Revolving Credit Loan..............................32
        2.8.1. Funding Procedures.............................................32
        2.8.2. Advances by Agent..............................................32
        2.8.3. Settlements....................................................33
            2.8.3.1. General..................................................33
            2.8.3.2. Failure to Make Funds Available..........................33
            2.8.3.3. No Effect on Other Banks.................................34
    Section 2.9. Change in Borrowing Base.....................................34
    Section 2.10. Canadian Subfacility........................................34
Section 3. REPAYMENT OF THE REVOLVING CREDIT LOANS............................34
    Section 3.1. Maturity.....................................................34
    Section 3.2. Mandatory Repayments of Revolving Credit Loans...............34
    Section 3.3. Optional Repayments of Revolving Credit Loans................36
    Section 3.4. Automatic Repayments of Revolving Credit Loans Prior
to Event of Default...........................................................37
        3.4.1. Credit for Funds Transferred from Swept Accounts...............37
        3.4.2. Application of Automatic Payments Prior to Event of Default....37
    Section 3.5. Automatic Repayments of Revolving Credit Loans After
Event of Default..............................................................38
Section 4. LETTERS OF CREDIT..................................................38
    Section 4.1. Letter of Credit Commitments.................................38
        4.1.1. Commitment to Issue Letters of Credit..........................38
        4.1.2. Letter of Credit Applications..................................39
        4.1.3. Terms of Letters of Credit.....................................39
        4.1.4. Reimbursement Obligations of Banks.............................39
        4.1.5. Participation of Banks.........................................39
  Section 4.2. Reimbursement Obligation of the Borrower.......................39
  Section 4.3. Letter of Credit Payments......................................40
  Section 4.4. Obligations Absolute...........................................41
  Section 4.5. Reliance by Issuer.............................................41
  Section 4.6. Letter of Credit Fee...........................................42
Section 5. CERTAIN GENERAL PROVISIONS.........................................42

    Section 5.1. Fees.........................................................42
    Section 5.2. Funds for Payments...........................................42
        5.2.1. Payments to Agent..............................................42
        5.2.2. No Offset, Etc.................................................42
    Section 5.3. Computations.................................................44
    Section 5.4. Inability to Determine Eurodollar Rate.......................44
    Section 5.5. Illegality...................................................45
    Section 5.6. Additional Costs, Etc........................................45
    Section 5.7. Capital Adequacy.............................................46
    Section 5.8. Certificate..................................................47
    Section 5.9. Indemnity....................................................47
    Section 5.10. Interest After Default......................................47
        5.10.1. Overdue Amounts...............................................47
        5.10.2. Amounts Not Overdue...........................................47
        5.10.3. Maximum Interest..............................................47
    5.11. Replacement Banks...................................................48
Section 6. SECURITY AND GUARANTY..............................................48
    Section 6.1. Collateral Security..........................................48
    Section 6.2. Guaranty.....................................................49
      Section 6.2.1. Guaranty of Payment and Performance......................49
      Section 6.2.2. Guarantors' Agreement to Pay Enforcement Costs, etc......49
      Section 6.2.3. Waivers by Guarantors; Bank's Freedom to Act.............50
      Section 6.2.4. Unenforceability of Obligations Against Borrower.........51
        6.2.5. Subrogation; Subordination.....................................51
            6.2.5.1. Waiver of Rights Against Borrower........................51
            6.2.5.2. Subordination............................................51
            6.2.5.3. Provisions Supplemental..................................51
        6.2.6. Setoff.........................................................52
        6.2.7. Further Assurances.............................................52
        6.2.8. Termination; Reinstatement.....................................52
        6.2.9. Successors and Assigns.........................................52
Section 7. REPRESENTATIONS AND WARRANTIES.....................................52
    Section 7.1. Corporate Authority..........................................53
        7.1.1. Incorporation; Good Standing...................................53
        7.1.2. Authorization..................................................53
        7.1.3. Enforceability.................................................53
    Section 7.2. Governmental Approvals.......................................53
    Section 7.3. Title to Properties; Leases..................................53
    Section 7.4. Financial Statements and Projections.........................54
        7.4.1. Financial Statements...........................................54
        7.4.2. Projections....................................................54
    Section 7.5. No Material Changes, Etc.....................................54
    Section 7.6. Franchises, Patents, Copyrights, Etc.........................55
    Section 7.7. Litigation...................................................55
    Section 7.8. No Materially Adverse Contracts, Etc.........................55
    Section 7.9. Compliance with Other Instruments, Laws, Etc.................55
    Section 7.10. Tax Status..................................................56
    Section 7.11. No Event of Default.........................................56

    Section 7.12. Holding Company and Investment Company Acts.................56
    Section 7.13. Absence of Financing Statements, Etc........................56
    Section 7.14. Perfection of Security Interest.............................56
    Section 7.15. [Intentionally Omitted].....................................57
    Section 7.16. Employee Benefit Plans......................................57
        7.16.1. In General....................................................57
        7.16.2. Guaranteed Pension Plans......................................57
        7.16.3. Multiemployer Plans...........................................57
  Section 7.17. Regulations U and X...........................................57
  Section 7.18. Environmental Compliance......................................58
  Section 7.19. Subsidiaries, Etc.............................................59
  Section 7.20. Bank Accounts.................................................59
  Section 7.21. Fiscal Year...................................................59
  Section 7.22. Disclosure....................................................59
  Section 7.23. Year 2000 Problem.............................................60
  Section 7.24. Ownership of Assets of Constituent Companies..................60
  Section 7.25. Ineligible Securities.........................................60
Section 8. AFFIRMATIVE COVENANTS OF THE BORROWER..............................60
    Section 8.1. Punctual Payment.............................................60
    Section 8.2. Maintenance of Office........................................60
    Section 8.3. Records and Accounts.........................................61
    Section 8.4. Financial Statements, Certificates and Information...........61
    Section 8.5. Notices......................................................64
        8.5.1. Defaults.......................................................64
        8.5.2. Environmental Events...........................................64
        8.5.3. Notification of Claim against Collateral.......................64
        8.5.4. Notice of Litigation and Judgments.............................64
        8.5.5. Notices Concerning Inventory Collateral........................65
    Section 8.6. Existence; Maintenance of Properties.........................65
    Section 8.7. Insurance....................................................65
    Section 8.8. Taxes, Etc...................................................67
    Section 8.9. Inspection of Properties and Books, Etc......................67
        8.9.1. General........................................................67
        8.9.2. Commercial Finance Examinations................................68
        8.9.3. Communications with Accountants................................68
        8.9.4. Environmental Assessments......................................68
    Section 8.10. Compliance with Laws, Contracts, Licenses, and Permits......68
    Section 8.11. Employee Benefit Plans......................................69
    Section 8.12. Use of Proceeds.............................................69
    Section 8.13. Bank Accounts; Agency Account Arrangements..................69
        Section 8.13.1. Bank Accounts. Commencing on or prior to the
Sweep Deadline,...............................................................69
        Section 8.13.2. Agency Account Arrangements...........................69
    Section 8.14. Borrowing Base..............................................70
    Section 8.15. Further Assurances..........................................71
Section 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER.........................71
    Section 9.1. Restrictions on Indebtedness.................................71
    Section 9.2. Restrictions on Liens........................................74
    Section 9.3. Restrictions on Investments..................................76

    Section 9.4. Change in Terms of Capital Stock; Distributions and
other Restricted Payments.....................................................78
    Section 9.5. Merger and Consolidation.....................................79
    Section 9.6. Sale and Leaseback; Disposition of Assets....................80
    Section 9.7. Compliance with Environmental Laws...........................80
    Section 9.8. Indebtedness in respect of the Notes.........................81
    Section 9.9. Employee Benefit Plans.......................................81
    Section 9.10. Bank Accounts...............................................81
    Section 9.11. Limitation on Issuance of Shares of Subsidiaries;
Disposition of Shares and Indebtedness of Subsidiaries........................82
    Section 9.12. Intentionally Omitted.......................................82
    Section 9.13. No Material Changes, Etc....................................82
    Section 9.14. No Subsidiaries.............................................82
    Section 9.15. Transactions with Affiliates................................82
    Section 9.16. Parent......................................................83
Section 10. FINANCIAL COVENANTSOFTHEBORROWER..................................83
    Section 10.1. Capital Expenditures........................................83
    Section 10.2. Minimum Fixed Charge Coverage Ratio.........................84
Section 11. CONCERNING THE EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS........84
    Section 11.1. Loan Documents..............................................84
    Section 11.2. NoteDocuments; Restructuring Documents; Warrant Documents...84
    Section 11.3. Certified Copies of Charter Documents.......................84
    Section 11.4. Corporate or Limited Liability Company Action...............85
    Section 11.5. Incumbency Certificate......................................85
    Section 11.6. Validity of Liens...........................................85
    Section 11.7. Perfection Certificates and UCC Search Results..............85
    Section 11.8. Certificates of Insurance...................................85
    Section 11.9. Borrowing Base Report.......................................85
    Section 11.10. Opinions of Counsel........................................86
    Section 11.11. Payment of Fees............................................86
    Section 11.12. Payment of Interest and Fees under Prior Credit Agreement..86
    Section 11.13. [Intentionally Omitted.]...................................86
    Section 11.14. Commercial Finance Examination.............................86
    Section 11.15. Indebtedness in respect of the Notes.......................86
    Section 11.16. Equity Contribution........................................86
    Section 11.17. Restructuring..............................................86
    Section 11.18. EBITDA.....................................................87
    Section 11.19. Reports by Deloitte & Touche, Hatch Engineering and
Metal Strategies, Inc.........................................................87
    Section 11.20. Hazardous Waste Assessments................................87
    Section 11.21. Labor Agreements...........................................87
    Section 11.22. Excess Availability........................................87
    Section 11.23. Solvency Opinion...........................................87
    Section 11.24. Appraisal of Canton Cast-Roll Facility.....................87
    Section 11.25. Survey and Taxes...........................................87
    Section 11.26. Title Insurance............................................87
Section 12. CONDITIONS TO ALL BORROWINGS......................................88
    Section 12.1. Representations True........................................88
    Section 12.2. No Legal Impediment.........................................88
    Section 12.3. Governmental Regulation.....................................88

    Section 12.4. Proceedings and Documents...................................88
    Section 12.5. Borrowing Base Report.......................................88
Section 13. EVENTS OF DEFAULT; ACCELERATION; ETC..............................88
    Section 13.1. Events of Default and Acceleration..........................89
    Section 13.2. Termination of Commitments..................................91
    Section 13.3. Remedies....................................................92
    Section 13.4. Distribution of Collateral Proceeds.........................92
Section 14. SETOFF............................................................93
Section 15. THE AGENT.........................................................94
  Section 15.1. Authorization.................................................94
  Section 15.2. Employees and Agents..........................................94
  Section 15.3. No Liability..................................................94
  Section 15.4. No Representations............................................94
  Section 15.5. Payments......................................................95
        15.5.1. Payments to Agent.............................................95
        15.5.2. Distribution by Agent.........................................95
        15.5.3. Delinquent Banks..............................................95
    Section 15.6. Holders of Revolving Credit Notes...........................96
    Section 15.7. Indemnity...................................................96
    Section 15.8. Agent as Bank...............................................96
    Section 15.9. Resignation.................................................96
    Section 15.10. Notification of Defaults and Events of Default.............97
    Section 15.11. Duties in the Case of Enforcement..........................97
Section 16. EXPENSES..........................................................97
Section 17. INDEMNIFICATION...................................................98
Section 18. SURVIVAL OF COVENANTS, ETC........................................99
Section 19. ASSIGNMENT AND PARTICIPATION......................................99
    Section 19.1. Conditions to Assignment by Banks...........................99
    Section 19.2. Certain Representations and Warranties; Limitations;
Covenants....................................................................100
    Section 19.3. Register...................................................100
    Section 19.4. New Revolving Credit Notes.................................101
    Section 19.5. Participations.............................................101
    Section 19.6  [Intentionally Omitted]....................................101
    Section 19.7. Assignee or Participant Affiliated with the Borrower.......101
    Section 19.8. Miscellaneous Assignment Provisions........................102
    Section 19.9. Assignment by Borrower.....................................102
Section 20. NOTICES, ETC.....................................................102
Section 21. GOVERNING LAW....................................................103
Section 22. HEADINGS.........................................................103
Section 23. COUNTERPARTS.....................................................103
Section 24. ENTIRE AGREEMENT, ETC............................................103
Section 25. WAIVER OF JURY TRIAL.............................................103
Section 26. CONSENTS, AMENDMENTS, WAIVERS, ETC...............................104
Section 27. SEVERABILITY.....................................................105
Section 28. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION....................105
    Section 28.1. Sharing of Information with Section 20 Subsidiary..........105
    Section 28.2. Confidentiality............................................105
Section 28.3. Prior Notification ............................................106

Section 28.4. Other .........................................................106

                           REVOLVING CREDIT AGREEMENT

      This REVOLVING CREDIT AGREEMENT is made as of the 13th day of August, 1999, by and among REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a Delaware limite d liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Borrower"), Republic Technologies International HOLDINGS, LLC, a Delaware limited liability company, RTI Capital Corp., a Delaware corporation, Bliss & Laughlin, LLC, a Delaware limited liability company, Canadian Drawn Steel Company Inc. a Canadian corporation and Nimishillen & Tuscarawas, LLC, a Delaware limited liability company (collectively, the "Guarantors"), BANKBOSTON, N.A. ("BKB"), BANK OF AMERICA, N.A. ("BofA"), THE CHASE MANHATTAN BANK ("Chase"), the other lending institutions from time to time listed on Schedule 1 hereto (the "Banks"), BofA as syndication agent (as such, the "Syndication Agent") and co-book manager (as such, a "Co-Book Manager"), Chase as documentation agent (as such, the "Documentation Agent") and co-book manager (as such, a "Co-Book Manager") and BKB as administrative agent for itself and the Banks (as such, the "Agent") and co-book manager (as such, a "Co-Book Manager"). BofA, Chase and BKB are referred to herein collectively as the "Co-Agents".

      RES and BarTech wish to consolidate and combine their operations and to include certain divisions of USS/Kobe in such consolidations and combinations pursuant to the Restructuring, and, in connection therewith, the Borrower is assuming certain of the assets and liabilities of RES, BarTech and USS/Kobe. The Borrower has requested, and the Banks and the Agent have agreed subject to the terms and conditions specified herein, to extend credit to the Borrower as provided for herein. Accordingly, the parties hereto agree as follows:

      Section 1. DEFINITIONS AND RULES OF INTERPRETATION.

      Section 1.1. Definitions. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

      Accounts Receivable. All rights of the Borrower or any of the Subsidiary Guarantors to payment for goods sold, leased or otherwise marketed in the ordinary course of business and all rights of the Borrower or any of the Subsidiary Guarantors to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors recorded on books of account in accordance with generally accepted accounting principles. Solely for the purpose of calculating the Borrowing Base, Accounts Receivable shall not include that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions with account debtors.

      Acquired Portions of USS/Kobe. Those assets and liabilities of USS/Kobe that are acquired by the Borrower pursuant to the Restructuring, including, without limitation, the "USS/Kobe Bar Business" as such term is defined in the Master Restructuring Agreement.

      Affected Bank. See Section 5.11.

      Affiliate. Any Person that would be considered to be an affiliate of the Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower were issuing securities.

      Agent. See preamble.

      Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

      Agent's Special Counsel. Bingham Dana LLP or such other counsel as may be approved by the Agent.

      Agency Agreement. See Section 8.13.2.

      Applicable Margin. On any date, Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Excess Availability and Availability Block on such date:

=======================================================================================

                                                                       Letter of Credit
                                         Base Rate   Eurodollar Rate          Fee
                                        Applicable      Applicable        Applicable
       Excess Availability                Margin          Margin            Margin
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Excess Availability is greater than
or equal to $45,000,000 and
Availability Block is $35,000,000          1.25%          3.25%              3.25%
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Excess Availability is less than
$45,000,000 or Availability
Block is greater than $35,000,000          1.50%          3.50%              3.50%
---------------------------------------------------------------------------------------

=======================================================================================

      Assignment and Acceptance. See Section 19.1.

      Availability. As of any date of determination, the lesser of (a) the Total Commitment and (b) the remainder of the Borrowing Base, minus the Rate Protection Exposure.

      Availability Block. As of the date of determination, an amount determined by the Agent, in each case determined in accordance with adjustments set forth below, provided, however, that (i) the Availability Block shall not be less than $35,000,000 at any time, (ii) the Availability Block shall not be greater than the Availability Block Cap at any time and (iii) the Availability Block on the Effective Date shall be $35,000,000. In determining the Availability Block at any time, the following adjustments shall be made:

      (a) If, on any date, given the amount of the Availability Block on such date prior to any adjustment of the Borrowing Base pursuant hereto, Excess Availability is within the ranges set forth in the column below labeled "Pre-Adjustment Excess Availability", the Availability Block shall be adjusted upwards to the amounts set forth in the column below labeled "Post-Adjustment Availability Block" (provided, however, that upon the Availability Block's being adjusted upwards pursuant to this clause (a), (i) if Excess Availability returns within two Business Days to the range corresponding to the Availability Block amount which existed before such upward adjustment, the Availability Block shall be readjusted downwards pursuant to this clause (a) to such amount and (ii) the Availability Block may be subject to further adjustment downwards pursuant to clause (b) below):

--------------------------------------------------------------------------------
Pre-Adjustment Excess Availability:          Post-Adjustment Availability Block:
-----------------------------------          -----------------------------------

--------------------------------------------------------------------------------
Greater than or equal to $45,000,000         $35,000,000
--------------------------------------------------------------------------------
Greater than or equal to $30,000,000 and
less than $45,000,000                        $42,500,000
--------------------------------------------------------------------------------
Less than $30,000,000                        $50,000,000
--------------------------------------------------------------------------------

      (b) If, on any date, Excess Availability has remained within one of the ranges set forth in the column below labeled "Thirty-Day Excess Availability" for the period of 30 consecutive days ending on such day, the Availability Block shall be adjusted downwards to the amounts set forth in the column below labeled "Post-Adjustment Availability Block":

--------------------------------------------------------------------------------
Thirty Day Excess Availability:              Post Adjustment Availability Block:
-------------------------------              -----------------------------------

--------------------------------------------------------------------------------
Greater than or equal to $55,000,000         $35,000,000
--------------------------------------------------------------------------------
Greater than or equal to $40,000,000 and
less than $55,000,000                        $42,500,000
--------------------------------------------------------------------------------

      Availability Block Cap. An amount equal to $50,000,000, provided that on each day on which the Eligible Fixed Asset Cap is reduced in accordance with the schedule set forth in the definition of Eligible Fixed Asset Cap, the Availability Block Cap shall be reduced on the same day by $4,500,000, provided further that any such reduction of the Availability Block Cap on any such day shall be made only if no Event of Default is continuing on such date.

      Banks. See preamble.

      BarTech Balance Sheet Date. January 2, 1999.

      Base Rate. The higher of (a) the annual rate of interest announced from time to time by BKB at its head office in Boston, Massachusetts, as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent.

      Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

      BKB. See preamble.

      Blackstone. (A) Blackstone Capital Partners II Merchant Banking Fund, L.P. a Delaware limited partnership, (B) Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership (C), Blackstone Offshore Capital Partners II L.P., a Cayman Islands exempted limited partnership, (D) Blackstone Family Investment Partnership II L.P., a Delaware limited partnership, (E) each general partner of any of the foregoing who is a partner or employee of The Blackstone Group, L.P. and (F) any Affiliates of any of the foregoing.

      Blocked Account. See Section 8.13.2.

      Blocked Account Bank. See Section 8.13.2.

      BofA. See preamble.

      Borrower. As defined in the preamble hereto.

      Borrowing Base. As of any date of determination, an amount determined by the Agent by reference to the most recent Borrowing Base Report which is equal to:

      (a) 85% of Eligible Accounts Receivable for which invoices have been issued and are payable; plus

      (b) 60% of the net book value (determined on a first-in first-out basis at lower of cost or market) of Eligible Inventory; provided, that in no event shall the amount of the Borrowing Base allocable to Eligible Inventory exceed $190,000,000; plus

      (c) 67% of Eligible Fixed Assets; provided, that in no event shall the amount of the Borrowing Base allocable to Eligible Fixed Assets exceed the Eligible Fixed Asset Cap; minus the Availability Block;

      provided however, the Agent reserves the right to change, upon five (5) business days notice to and consultation with the Borrower but without its consent, eligibility criteria contained in the definitions of Eligible Accounts Receivable, Eligible Finished Goods Inventory, Eligible Raw Materials, Eligible Work-in-Process, Eligible Fixed Assets and Canton Cast-Roll Facility and to change and/or establish reserves taken in connection with any of the foregoing from time to time based upon the results of any commercial finance examination conducted pursuant to Section 8.9.2, any appraisals or other sources of information which demonstrate in the Agent's reasonable judgment based on due inquiry a change in the collectability of Accounts Receivable and/or the marketability of inventory and/or the value or marketability of the Canton Cast-Roll Facility not reflected in reserves taken by the Borrower, provided, further, however, that the value of Eligible Fixed Assets shall not be adjusted after the Effective Date and prior to March 31, 2001 based on any appraisal of the Canton Cast-Roll Facility.

      Borrowing Base Report. A Borrowing Base Report signed by the treasurer or other authorized financial officer of the Borrower and the Subsidiary Guarantors and in substantially the form of Exhibit A hereto.

      Business Day. Any day on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

      Canadian Dollars or C$. Dollars designated as lawful currency in Canada.

      Canadian IP Assignment. The Assignment of Intellectual Property dated as of the date hereof, and as amended and in effect from time to time, between Canadian Drawn Steel Company Inc. and the Agent.

      Canadian Security Agreement. The Security Agreement dated as of the date hereof and as amended and in effect from time to time, between Canadian Drawn Steel Company and the Agent.

      Canton Cast Roll Facility. The cast-roll facility and related assets of the Borrower located in Canton, Ohio at the premises described in Exhibit A to the Mortgage, including, without limitation, all equipment, fixtures, goods and other fixture and personal property located from time to time at such premises and related property.

      Canton Indebtedness. See Section 9.1.

      Capital Assets. Fixed assets (such as land, buildings, fixtures, machinery and equipment) and intangible assets (such as patents, copyrights, trademarks, franchises and goodwill); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

      Capital Expenditures. Amounts paid or Indebtedness incurred by the Borrower or any of its Subsidiaries in connection with (a) the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (b) the lease of any assets by the Borrower or any of its Subsidiaries as lessee under any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness" to the extent that such assets would have been Capital Assets had the synthetic lease been treated for accounting purposes as a Capitalized Lease; provided, however, that Capital Expenditures for the Borrower and its Subsidiaries shall not include (i) expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the Borrower and its Subsidiaries within 180 days of receipt of such proceeds, (ii) expenditures that are accounted for as Capital Expenditures of such person and that actually are paid for by a third party (excluding Borrower or any Subsidiary thereof) and for which neither the Borrower nor any Subsidiary thereof has provided any consideration or obligation to such third party or
(iii) the book value of any asset owned by such Person prior to or during such period to the extent that such book value is included as a capital expenditure during such period as a result of such person reusing or beginning to reuse such asset during such period without a corresponding expenditure actually having been made in such period or committed to be made in a later period, provided that any expenditure necessary in order to permit such asset to be reused shall be included as a Capital Expenditure during the period that such expenditure actually is made and such book value shall have been included in Capital Expenditures when such asset was originally acquired.

      Capitalized Interest. For any period, the aggregate amount of interest paid or accrued, without duplication as to any previous period, by the Borrower during such period in respect of the financing of any Capital Expenditures and required to be capitalized in accordance with generally accepted accounting principles.

      Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

      CERCLA. See Section 7.18.

      Change of Control. At any time, the occurrence of one or more of the following events: (i) the sale, lease or transfer, in one or a series of related transactions, of all or substantially all the assets of the Borrower and its Subsidiaries, taken as a whole, to a person other than the Permitted Holders; or
(ii) (A) the acquisition by any person or group (within the meaning of Section 13(d) (3) or Section 14(d) (2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b) (1) under the Exchange Act), other than the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of 35% or more of the total voting power of the capital stock or membership interests of the Borrower and (B) the Permitted Holders beneficially own (as defined above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Borrower than such other Person or group and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors or similar governing body of the Borrower; or (iii) Blackstone shall own, beneficially, directly or indirectly, less than 20% of the total voting and economic interest of the capital stock or membership interests of the Borrower; or (iv) directors elected by Blackstone shall cease to represent a majority of the members of the board of directors or similar governing body of the Borrower.

      Chase. The Chase Manhattan Bank.

      Chase Letter of Credit. The Letter of Credit in the amount of $3,852,000 dated December 5, 1996 issued by Chase for the benefit of U.S. Bank Trust National Association as Trustee under the Indenture of Trust between the Development Authority of Cartersville and the U.S. Bank Trust National Association as Trustee. The Chase Letter of Credit is a Letter of Credit hereunder.

      Closed Facilities. Upon their shut down or closure and subsequent sale, scrapping or other disposition, the No. 4 blast Furnace, the No. 1 Billet Caster and the 4 Stand Billet Mill at the Lorain facility, the No. 4(B) and No. 4(C) Electric Arc Furnaces, the Blooming Mill and the ingot teeming facility in the Canton, Ohio facility, the 12" bar mill in Canton, Ohio, the cold-finishing facilities in Medina, Ohio and Batavia; Illinois, the 18" bar mill in Masillon, Ohio and the 11" bar mill in Chicago, Illinois and one additional cold-finishing facility, in each case to the extent (i) separable and identifiable and not in impairment in any material respect of any other Collateral, and (ii) not constituting the Cast Roll Facility.

      Co-Agents. See preamble.

      Code. The Internal Revenue Code of 1986, as amended from time to time.

      Collateral. All accounts, inventory, instruments, documents and intellectual property of the Borrower and each of the Guarantors (including, without limitation, patents, copyrights, trademarks, franchises and goodwill), in each case as provided in the Security Documents; the Canton Cast-Roll Facility; the outstanding stock or other equity interests of the Borrower and its Subsidiaries; and all general intangibles related to the foregoing and all other properties, rights and assets of the Borrower or any Guarantor that are or that are intended to be subject to the security interests and mortgages created by the Security Documents.

      Commitment. With respect to each Bank, the amount set forth on Schedule 1 hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower in accordance with and subject to the terms hereof, as the same may be reduced from time to time pursuant to the provisions hereof; or if such commitment is terminated pursuant to the provisions hereof, zero.

      Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks, as such percentages may be adjusted for assignments from time to time.

      Compliance Certificate. See Section 8.4(d).

      Concentration Account. Account #531-32381 maintained by the Agent in the name of the Borrower.

      Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

      Consolidated Cash Interest Expense. For any period, the aggregate amount of interest required to be paid in cash by the Borrower and its Subsidiaries during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, including payments consisting of interest in respect of any Capitalized Lease, or any synthetic lease referred to in clause (vi) of the definition of the term "Indebtedness," and including commitment fees, agency fees, facility fees and similar fees or expenses in connection with the borrowing of money.

      Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization or EBITDA. With respect to the Borrower and its Subsidiaries for any period, the Consolidated Net Income of the Borrower and its Subsidiaries for such period, after all expenses and other proper charges, plus, without duplication and to the extent deducted from the calculation of Consolidated Net Income for such period (a) payment or provision for any income and other taxes based on income for such period, (b) interest expense for such period, (c) depreciation and amortization for such period and (d) pension curtailment and severance expenses and other pension and post-retirement benefit expenses, in each case determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. Notwithstanding the foregoing, for purposes of calculating EBITDA, Marked to Market Materials Cost of Sales and Marked to Market Manufacturing and Conversion Cost of Sales shall be deducted as expenses in the calculation of Consolidated Net Income (rather than such expenses calculated in accordance with generally accepted accounting principles).

      Consolidated Net Income. With respect to the Borrower and its Subsidiaries for any period, the consolidated net income (or deficit) of the Borrower and its Subsidiaries for such period, after deduction of all expenses, taxes, and other proper charges, including, without limitation, minority interest, determined on a consolidated basis for such Persons in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items of income or loss (subtracting, in the case of income and adding, in the case of loss), provided that there shall be no elimination of losses or one-time provisions to the extent the same shall result in cash expenditures in such period or relate to anticipated cash expenditures in a future period.

      Consolidated Operating Cash Flow. For any period, an amount equal to (i) EBITDA for such period, less (ii) the sum of (A) cash payments actually made for all taxes paid or tax distributions during such period, plus (B) to the extent not already deducted in the determination of EBITDA for such period, Capital Expenditures made during such period to the extent permitted by Section 10.1, plus (C) to the extent not already deducted in the determination of EBITDA for such period, cash charges related to pension curtailment and severance expenses and other pension and post-retirement benefit expenses.

      Consolidated Total Debt Service. For any period, Consolidated Cash Interest Expense for such period plus all mandatory principal payments on Indebtedness scheduled to be paid during such period by the Borrower and its Subsidiaries, including payments of principal in respect of any Capitalized Lease, less, to the extent included in Consolidated Total Debt Service for such period, any required repayments of the Revolving Credit Loans during such period to the extent that such repayments were made as a result of any reduction in the Eligible Fixed Asset Cap.

      Conversion Request. A notice given by the Borrower to the Agent of the Borrower's election to convert or continue a Revolving Credit Loan in accordance with Section 2.7.

      Credit Agreement. This Revolving Credit Agreement, including the Schedules and Exhibits hereto, all as amended and in effect from time to time.

      Default. See Section 13.1.

      Delinquent Bank. See Section 15.5.3.

      Distribution. With respect to any Person, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock, membership interests or other equity interests of such Person, other than dividends payable solely in shares of common equity interests of such Person; the purchase, redemption, or other retirement of, any shares of any class of capital stock, membership interests or other equity interests of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders or other equity holders as such; or any other distribution on or in respect of any shares of any class of capital stock, membership interests or other equity interests of such Person.

      Documentation Agent. See preamble.

      Dollars or $. Dollars in lawful currency of the United States of America.

      Dollar Equivalent. With respect to an amount of Canadian Dollars on any date, the amount of Dollars that may be purchased with such amount of Canadian Dollars at the Exchange Rate; with respect to an amount of Dollars on any date, such amount in Dollars.

      Domestic Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

      Domestic Security Agreement. The Security Agreement dated as of the date hereof and as further amended and in effect from time to time, among the Borrower, the Guarantors other than Canadian Drawn Steel Company and the Agent.

      Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7.

      Effective Date. The first date on which the conditions set forth in
Section 11 and Section 12 have been satisfied or waived in writing by each of the Banks and any Revolving Credit Loans are to be converted or made or any Letter of Credit is to be issued hereunder.

      Eligible Accounts Receivable. On any date, the Dollar Equivalent of the aggregate of the unpaid portions of Accounts Receivable (net of any credits, setoffs, deductions, discounts, counterclaims, rebates, offsets, holdbacks, contras or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) as to which the Borrower has furnished reasonably detailed information to the Banks in a

Borrowing Base Report (i) that the Borrower reasonably and in good faith determines to be collectible; (ii) that are with account debtors that (A) (x) are not factors or Affiliates of the Borrower or (y) are American Axle or USX or other Affiliates approved by the Agent (each of American Axle and USX and such other approved Affiliates being an "Exempted Affiliate") and either the relevant date of determination is a date on or prior to thirty (30) days after the Effective Date or the Agent has received an executed letter in form and substance satisfactory to the Agent from such Exempted Affiliate, as to the arms-length nature of the transaction giving rise to the Account Receivable owed by such Exempted Affiliate, waiving set-off rights and containing such other provisions as the Agent may reasonably require, (B) purchased the goods or services giving rise to the relevant Account Receivable in an arm's length transaction, (C) are not insolvent or involved in any case or proceeding, whether voluntary or involuntary, under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (D) are, in the Agent's reasonable judgment, creditworthy (in the event the Agent determines that any account debtor is not creditworthy, the Agent shall endeavor to notify the Borrower as to such account debtor); (iii) that are in payment of obligations that have been fully performed, do not consist of progress billings or bill and hold invoices and are not subject to dispute, or any other similar claims that would reduce the cash amount payable therefor; (iv) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents; (v) in which the Agent has a valid and perfected first priority security interest; (vi) that are neither more than thirty (30) days past due under the original terms of the sale nor outstanding more than ninety (90) days past the invoice date therefor; (vii) that are not due from an account debtor located in Minnesota unless the Borrower (A) has received a certificate of authority to do business and is in good standing in such state or (B) has filed a notice of business activities report with the appropriate office or agency of such state for the current year; (viii) that are not due from any single account debtor if more than fifty percent (50%) of the aggregate amount of all Accounts Receivable owing from such account debtor would otherwise not be Eligible Accounts Receivable; (ix) that are payable in Dollars or Canadian Dollars; (x) that are not due from the United States of America or any department, agency or instrumentality thereof, except for those Accounts Receivable for which the Borrower or its Subsidiaries has complied with the Federal Assignment of Claims Act; (xi) that are not with account debtors whose obligation to pay is conditional or subject to a repurchase obligation or right to return, including bill and hold sales, guaranteed sales, sale or return transactions, sales on approval or consignment sales; (xii) that are not due from any single account debtor to the extent that after giving effect to the inclusion of such Accounts Receivable (or a portion thereof) in the Borrowing Base more than twenty percent (20%) of the Eligible Accounts Receivable included in the Borrowing Base are owed by such account debtor and (xiii) that are not payable from an office outside of the United States or Canada unless such account debtor has provided to the Borrower an irrevocable letter of credit from a financial institution reasonably satisfactory to the Agent to secure such account debtor's obligations to the Borrower (but only to the extent of the amount of such letter of credit and such Letter of Credit is immediately assigned to, and delivered into the possession of, the Agent).

      Eligible Assignee. Any of (a) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; and (e) any other bank, insurance company, commercial finance company or other financial institution approved by the Agent, such approval not to be unreasonably withheld.

      Eligible Finished Goods Inventory. On any date, with respect to the Borrower and the Subsidiary Guarantors, the Dollar Equivalent of the gross book value, determined in accordance with the first-in, first-out method of inventory accounting, as reflected on the Borrower's or a Subsidiary Guarantor's books in accordance with generally accepted accounting principles consistently applied, of finished goods inventory owned by the Borrower or the Subsidiary Guarantors and as to which the Borrower has furnished reasonably detailed information to the Banks in a Borrowing Base Report; provided that Eligible Inventory shall not include any inventory (i) held on consignment by the Borrower or one of the Subsidiary Guarantors, or not otherwise owned by the Borrower or the Subsidiary Guarantors, or of a type no longer sold by the Borrower or the Subsidiary Guarantors, (ii) which has been returned by a customer and is not in saleable condition or is damaged or subject to any legal encumbrance, (iii) which is not located on property owned by the Borrower or one of the Subsidiary Guarantors unless such inventory is (A) held by the Borrower or a Subsidiary Guarantor on properties leased by the Borrower or the Subsidiary Guarantors as to which the Agent has received a waiver from the lessor of such property in form and substance satisfactory to the Agent, unless the relevant date of determination is on or prior to thirty (30) days after the Effective Date, (B) not in the possession of the Borrower or the Subsidiary Guarantors and is not in transit and (x) the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (y) the Agent has reduced the value of such inventory by reserves reasonably deemed adequate by the Agent, and in any event in an amount equal to all obligations of the Borrower and its Subsidiaries to the party in possession or (z) the relevant date of determination is prior to thirty (30) days after the Effective Date or
(C) in transit from one location in which the Agent had a perfected security interest in such inventory to a second location where the Agent has taken all steps necessary to obtain a perfected security interest in inventory at such location, and has been in transit for a period of less than ten (10) days, (iv) as to which the Agent does not have a valid and perfected first priority security interest, (v) which is not located within the United States of America or Canada, (vi) which the Agent reasonably deems to be obsolete or not marketable, (vii) which constitutes supplies or spare parts of the Borrower or its Subsidiaries, or (viii) which constitutes, railroad inventory or conversion inventory, in each case as such is reflected on the Borrower's books. Finished goods inventory immediately loses the status of Eligible Finished Goods Inventory if and when the Borrower or one of the Subsidiary Guarantors sells it, otherwise passes title thereto, or consumes it or the Agent releases or transfers its security interest therein, or if and when an Eligible Account Receivable arises by virtue of constituting proceeds of such inventory. Notwithstanding the foregoing, but without duplication, Eligible Finished Goods Inventory shall be reduced by the amount of any specific reserve established by the Borrower with respect to any Eligible Finished Goods Inventory other than the LIFO reserve maintained by the Borrower in accordance with generally accepted accounting principles.

      Eligible Fixed Asset Cap. With respect to any period, the amount set forth below opposite such period:

      ---------------------------------------------------------------
      Period:                                          Eligible Fixed
      -------                                          --------------
                                                       Asset Cap:
                                                       ----------
      ---------------------------------------------------------------

      ---------------------------------------------------------------
      Effective Date - December 31, 2000               $125,000,000
      ---------------------------------------------------------------
      January 1, 2001 - March 31, 2001                 $120,500,000
      ---------------------------------------------------------------
      April 1, 2001 - June 30, 2001                    $116,000,000
      ---------------------------------------------------------------
      July 1, 2001 - September 30, 2001                $111,500,000
      ---------------------------------------------------------------
      October 1, 2001 - December 31, 2001              $107,000,000
      ---------------------------------------------------------------
      January 1, 2002 - March 31, 2002                 $102,500,000
      ---------------------------------------------------------------
      April 1, 2002 - June 30, 2002                    $98,000,000
      ---------------------------------------------------------------
      July 1, 2002 - September 30, 2002                $93,500,000
      ---------------------------------------------------------------
      October 1, 2002 - December 31, 2002              $89,000,000
      ---------------------------------------------------------------
      January 1, 2003 - March 31, 2003                 $84,500,000
      ---------------------------------------------------------------
      April 1, 2003 - June 30, 2003                    $80,000,000
      ---------------------------------------------------------------
      July 1, 2003 - September 30, 2003                $75,500,000
      ---------------------------------------------------------------
      October 1, 2003 - December 31, 2003              $71,000,000
      ---------------------------------------------------------------
      January 1, 2004 - March 31, 2004                 $66,500,000
      ---------------------------------------------------------------
      April 1, 2004 - June 30, 2004                    $62,000,000
      ---------------------------------------------------------------
      July 1, 2004 - Maturity Date                     $57,500,000
      ---------------------------------------------------------------

      Eligible Fixed Assets. The appraised liquidation in-place value of the Canton Cast-Roll Facility in which the Agent, for the benefit of the Banks, has a first priority perfected security interest, as determined by the Agent at the Borrower's expense, provided that the value of Eligible Fixed Assets shall not be adjusted downward based on any revaluation (other than the amortization of the Eligible Fixed Asset Cap) prior to March 31, 2001, provided further that in no event shall the amount of the Borrowing Base allocable to Eligible Fixed Assets exceed the Eligible Fixed Asset Cap.

      Eligible Inventory. Eligible Finished Goods Inventory, Eligible Work-in-Process and Eligible Raw Materials.

      Eligible Raw Materials. On any date, an amount equal to the Dollar Equivalent of the gross book value, determined in accordance with the first-in, first-out method of inventory accounting, as reflected on the Borrower's or a Subsidiary Guarantor's books in accordance with generally accepted accounting principles consistently applied, of raw materials used to produce the Borrower's or one of the Subsidiary Guarantor's inventory, including any finished goods inventory returned by a customer or no longer sold by the Borrower or the Subsidiary Guarantors and (a) which has been converted into Eligible Raw Materials, (b) which is (i) located on property owned by the Borrower or the Subsidiary

Guarantors, (ii) held by the Borrower or a Subsidiary Guarantor on properties leased by the Borrower or the Subsidiary Guarantors as to which the Agent has received a waiver from the lessor of such property in form and substance satisfactory to the Agent, unless the relevant date of determination is on or prior to thirty (30) days after the Effective Date, (iii) not in the possession of the Borrower or the Subsidiary Guarantors and is not in transit and (X) the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (Y) the Agent has reduced the value of such inventory by reserves reasonably deemed adequate by the Agent, and in any event in an amount equal to all obligations of the Borrower and its Subsidiaries to the party in possession or (Z) the relevant date is on prior to thirty (30) days after the Effective Date or (iv) is in transit from one location in which the Agent had a perfected security interest in such inventory to a second location where the Agent has taken all steps necessary to obtain a perfected security interest in inventory at such location, and has been in transit for a period of less than ten (10) days, (c) as to which the Borrower or one of the Subsidiary Guarantors has acquired title and the Agent has a valid and perfected first-priority security interest under all applicable law, and (d) as to which the Borrower has furnished reasonably detailed information to the Banks in a Borrowing Base Report, after taking into account all charges and liens (other than those of the Agent and carrier, warehouse, customs and similar statutory liens arising in the ordinary course of business) of all kinds against such raw materials. Without limiting the generality of the foregoing, Eligible Raw Materials shall not include any raw materials covered by a document of title until the document of title has been delivered to the Agent or which the Agent reasonably deems to be obsolete or not useable raw materials. Raw material immediately loses the status of Eligible Raw Material if and when the Borrower or one of the Subsidiary Guarantors sells it, otherwise passes title thereto, consumes it, or materially changes it in the course of processing the same, or the Agent releases or transfers its security interest therein. Notwithstanding the foregoing, but without duplication, Eligible Raw Materials shall be reduced by the amount of any specific reserve established by the Borrower with respect to any Eligible Raw Materials other than the LIFO reserve maintained by the Borrower in accordance with generally accepted accounting principles.

      Eligible Work-in-Process. On any date, an amount equal to the Dollar Equivalent of the gross book value, as reflected on the Borrower's or a Subsidiary Guarantor's books in accordance with generally accepted accounting principles consistently applied, of usable work-in-process of the Borrower and the Subsidiary Guarantors and as to which the Borrower has furnished reasonably detailed information to the Banks in a Borrowing Base Report in connection with the manufacture of its products in the ordinary course of its business, including any finished goods inventory returned by a customer or no longer sold by the Borrower or the Subsidiary Guarantors and which has been converted into Eligible Work-in-Process, which is (a) (i) located on property owned by the Borrower or the Subsidiary Guarantors, (ii) held by the Borrower or a Subsidiary Guarantor on properties leased by the Borrower or the Subsidiary Guarantors as to which the Agent has received a waiver from the lessor of such property in form and substance satisfactory to the Agent, unless the relevant date of determination is on or prior to thirty (30) days after the Effective Date, (iii) not in the possession of the Borrower or the Subsidiary Guarantors and is not in transit and (X) the Agent has received a waiver from the party in possession of such inventory in form and substance satisfactory to the Agent, (Y) the Agent has reduced the value of such inventory by reserves reasonably deemed adequate by the Agent, and in any event in an amount equal to all obligations of the Borrower and the Subsidiary Guarantors to the party in possession or (Z) the relevant date of determination is on or prior to thirty (30) days after the Effective Date or
(iv) is in transit from one location in which the Agent had a perfected security interest in such inventory to a second location where the Agent has taken all steps necessary to obtain a perfected security interest in such inventory at such location, and has been in transit for a period of less than ten (10) days, and (b) as to which the Borrower or one of the Subsidiary Guarantors has title and the Agent has a valid and perfected first-priority security interest. Without limiting the generality of the foregoing, Eligible Work-in-Process shall not include work-in-process which the Agent reasonably deems to be obsolete or not marketable. Work-in-process immediately loses the status of Eligible Work-in-Process if and when the Borrower or one of the Subsidiary Guarantors sells it, otherwise passes title thereto, consumes it, or the Agent releases or transfers its security interest therein. Notwithstanding the foregoing, but without duplication, Eligible Work-in-Process shall be reduced by the amount of any specific reserves established by the Borrower with respect to any Eligible Work-in-Process other than the LIFO reserve maintained by the Borrower in accordance with generally accepted accounting principles.

      Employee Benefit Plan. Any employee benefit plan within the meaning of Section 3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

      Environmental Laws. See Section 7.18(a).

      Equityholders Agreement. The Equityholders Agreement amended and restated as of August, 1999 by and among the investors in RTII and the Parent, RTII, the Parent and RES Holding Corporation, in the form delivered to the Agent on the Effective Date.

      Equity Documents. The Equityholders Agreement, the Master Restructuring Agreement and the documents delivered pursuant thereto.

      ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

      ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under Section 414 of the Code.

      ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

      Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

      Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

      Eurodollar Lending Office. Initially, the office of each Bank designated as such in Schedule 1 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

      Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate of interest equal to (a) the arithmetic average of the rates per annum for each Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which such Reference Bank's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

      Eurodollar Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Eurodollar Rate.

      Event of Default. See Section 13.1.

      Excess Availability. As of any date of determination, the result of (a) the Availability as of such date, minus (b) the sum of (i) the outstanding amount of the Revolving Credit Loans as of such date plus (ii) the Maximum Drawing Amount plus (iii) all Unpaid Reimbursement Obligations.

      Exchange Rate. With respect to any amount in Dollars the rate of exchange as quoted by the Bank of Canada as the noon rate of Canadian Dollars for Dollars on or about 12:00 p.m. (noon) Toronto time on the Business Day on which the determination is required to be made.

      Fee Letters. See Section 5.1.

      Fixed Charge Coverage Ratio. At the end of any fiscal period of the Borrower, the ratio of Consolidated Operating Cash Flow for such period to Consolidated Total Debt Service for such period.

      generally accepted accounting principles. (a) When used in Section 10, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect on the RES Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of RES reflected in its financial statements for the year ended on the RES Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are
(i) consistent with the
principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

      Government Assisted Indebtedness. Indebtedness of the Borrower or any of its Subsidiaries incurred from any federal, state or local governmental authority, agency or instrumentality, or for which any such authority, agency or instrumentality provides direct or indirect credit support, including under any industrial revenue bonds.

      Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

      Guaranty. The Guaranty made by the Guarantors in favor of the Banks and the Agent pursuant to Section 6.2 hereof, pursuant to which the Guarantors guaranty to the Banks and the Agent the payment and performance of the Obligations.

      Guarantors. The Parent, RTI Capital, Bliss & Laughlin, LLC, a Delaware limited liability company, Canadian Drawn Steel Company Inc. a Canadian corporation and Nimishillen & Tuscarawas, LLC, a Delaware limited liability company.

      Hazardous Substances. See Section 7.18(b).

      Indebtedness. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

      (i) every obligation of such Person for money borrowed,

      (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,

      (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

      (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable existing on the Effective Date, or trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue by more than 90 days or which are being contested in good faith),

      (v) every obligation of such Person under any Capitalized Lease,

      (vi) every obligation of such Person under any lease (a "synthetic lease") treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes,

      (vii) all sales by such Person of (A) accounts or general intangibles for money due or to become due (other than general intangibles related to assets disposed of in accordance with this Agreement and the other Loan Documents), (B) chattel paper, instruments or documents creating or evidencing a right to payment of money or (C) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

      (viii) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),

      (ix) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

      (x) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (i) through
(x) (the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (A) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (B) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (C) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

      The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (u) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (v) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (w) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (x) any synthetic lease shall be the stipulated loss value, termination value or other equivalent amount, and (y) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred.

      Indenture. The Indenture, of even date herewith, among the Borrower, RTI Capital and the Trustee, pursuant to which the Notes are issued, in the form delivered to the Co-Agents on or prior to the Effective Date.

      Ineligible Securities. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.Section 24, Seventh), as amended.

      Intercreditor Agreements. The Pledge Intercreditor Agreement and the Other Asset Intercreditor Agreement.

      Interest Payment Date. (a) As to any Base Rate Loan, the first day of the calendar month with respect to interest accrued during the immediately preceding calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan; (or if such day is not a Business Day, then the next immediately following Business Day); and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

      Interest Period. With respect to each Revolving Credit Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on, (i) for any Base Rate Loan, the last day of the calendar month; and (ii) for any Eurodollar Rate Loan, the last day of the 1, 2, 3, or 6 month period as selected by the Borrower in a Loan Request; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the next calendar month for any Base Rate Loan and the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request, for any Eurodollar Rate Loan; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

      (A) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

      (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

      (C) if the Borrower shall fail to give notice as provided in Section 2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a

Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

      (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

      (E) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

      International Standby Practices. With respect to any standby Letter of Credit, International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Agent in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

      Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock, other equity interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property for a similar purpose to, or in respect of any guaranties of (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding, except that if such guaranty is limited in amount, the amount of such Investment shall be equal to the amount to which such guaranty is limited; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, dividend or distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

      Letter of Credit. See Section 4.1.1.

      Letter of Credit Application. See Section 4.1.1.

      Letter of Credit Fee. See Section 4.6.

      Letter of Credit Participation. See Section 4.1.4.

      Loan Documents. This Credit Agreement, the Revolving Credit Notes, the Letter of Credit Applications, the Letters of Credit, the Intercreditor Agreements and the Security Documents and the Rate Protection Agreements.

      Loan Request. See Section 2.6.

      Majority Banks. As of any date, the Banks holding at least fifty-one percent (51%) of the outstanding principal amount of the Revolving Credit Notes on such date; and if no such principal is outstanding, the Banks whose aggregate Commitments constitutes more than fifty-one percent (51%) of the Total Commitment, provided, that Majority Banks shall in any event include at least three (3) or more Banks which are not Co-Agents.

      Marked to Market Manufacturing and Conversion Costs of Sales. For each month in any fiscal period, the product of (a) the cost per ton incurred for manufacturing and converting products during such month, weighted by the appropriate process routing based on shipments during such month, times (b) the aggregate shipments (by ton) during such month.

      Marked to Market Materials Cost of Sales. For each month in any fiscal period, the product of (a) receipted materials costs per ton weighted by the Borrower's and its Subsidiaries' actual product mix of shipments during such month, times (b) the aggregate shipments (by ton) during such month.

      Master Pledge Agreement. The Master Pledge Agreement, of even date herewith, made by the Borrower, the Parent and the other "Pledgors" named therein in favor of the United States Trust Company of New York as collateral agent for the benefit of the Banks, the Agent, the Trustee and the other "Secured Parties" named therein..

      Master Restructuring Agreement. The Master Restructuring Agreement, dated as of August, 1999 among Bar Technologies, Inc. ("BarTech"), Republic Engineered Steels, Inc. ("RES"), USS/Kobe Steel Company ("USS/Kobe") and the other parties thereto, pursuant to which such Persons combine their operating assets into the Borrower and enter into certain transactions related thereto.

      Material Adverse Effect. A material adverse effect on the consolidated assets, business, condition (financial or otherwise) or operations of the Borrower or on the Borrower's ability to perform its material Obligations under the Loan Documents or the Banks' and the Agent's material rights under the Loan Documents.

      Maximum Drawing Amount. The maximum aggregate amount from time to time that the beneficiaries are or may become entitled to draw under issued and outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

      Mortgaged Property. The real estate and fixtures related to the Canton Cast-Roll Facility and subject to the Mortgage and any related properties, rights and assets subject to the Mortgage.

      Mortgage. The mortgage, dated or to be dated on or prior to the Effective Date, from the Borrower to the Agent for the benefit of the Banks with respect to the Mortgaged Property and in form and substance satisfactory to the Banks and the Agent.

      Multiemployer Plan. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

      Net Cash Proceeds. In connection with any sale or other disposition of assets, any issuance of equity or any incurrence of Indebtedness after the Effective Date, the cash proceeds received from such sale, disposition, issuance or incurrence, net of all customary and reasonable costs of sale, underwriting or brokerage costs, fees, commissions, costs, expenses, and taxes paid or payable as a result thereof (including resulting income tax distributions of the type described in Section 9.4(d)) by the Borrower or any of its Subsidiaries, including, without limitation, attorneys' fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes and deed or mortgage recording taxes, and, in the case of any sale or other disposition of assets, after the satisfaction of all Indebtedness and other obligations permitted hereby and secured by such assets or required to by paid upon the sale of such assets.

      New Banks. See Section 29.3.

      Non-Affected Bank. See Section 5.11.

      Note Documents. The Notes, the Indenture and all documents, instruments and agreements executed in connection therewith, each in the form delivered to the Co-Agents or on prior to the Effective Date.

      Notes. The 13 3/4% Senior Secured Notes, of even date herewith, due 2009 issued by the Borrower and RTI Capital in the form delivered to the Co-Agents on or prior to the Effective Date.

      Obligations. All indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise (including any indebtedness of Borrower incurred in connection with cash management services provided by BKB), arising or incurred under this Credit Agreement, any of the other Loan Documents, or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred, or any of the Revolving Credit Notes, Letter of Credit Application, Letter of Credit, Rate Protection Agreements, or other instruments at any time evidencing any thereof .

      Operating Account. The Borrower's operating account (No. 53132381) maintained with BKB.

      outstanding. With respect to the Revolving Credit Loans, the aggregate unpaid principal thereof as of any date of determination.

      Other Asset Intercreditor Agreement. That Amended and Restated Intercreditor and Subordination Agreement, dated as of August 13, 1999, by and among United States Trust Company of New York, as collateral agent and as trustee, the "Pennsylvania Lenders", as defined therein, the Agent, the Parent, the Borrower, RTI Capital and the other parties thereto.

      Parent. Republic Technologies International Holdings, LLC, a Delaware limited liability company.

      Parent Guaranty. The Guaranty contained in Section 6.2 hereof by the Parent in favor of the Banks and the Agent.

      Patent Assignment. The Patent Collateral Assignment and Security Agreement, made by the Borrower in favor of the Agent.

      PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

      Pennsylvania Indebtedness Indebtedness of the Borrower to the Pennsylvania Lenders under the Pennsylvania Lenders Debt Instruments.

      Pennsylvania Lenders. The "Pennsylvania Lenders" as defined in the Other Asset Intercreditor Agreement

      Pennsylvania Lenders Debt Instruments. The "Pennsylvania Lenders Debt Instruments" as defined in the Other Asset Intercreditor Agreement.

      Perfection Certificates. The Perfection Certificates as defined in the Security Agreements.

      Permitted Holders. (i) Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands exempted limited partnership, and Blackstone Family Investment Partnership II L.P., a Delaware limited partnership, (ii) each general partner of any of the foregoing who is a partner or employee of The Blackstone Group L.P., (iii) USX Corporation, (iv) Kobe Steel, Ltd. and (v) any Affiliate of the persons specified in clauses (i)-(iv) of this definition.

      Permitted Liens. Liens, security interests and other encumbrances permitted by Section 9.2.

      Person. Any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

      Petty Cash Accounts. Those accounts listed and described on Schedule 7.20 as petty cash accounts.

      Rate Protection Agreements. Any interest rate swap, cap, collar or similar agreement or arrangement entered into, from time to time, by the Borrower or any of its Subsidiaries which is a Guarantor and any of the Banks or any of their respective Affiliates to protect the Borrower or such Subsidiary against fluctuations in interests rates on Indebtedness of such Borrower or such Subsidiary permitted hereunder and as to which the Bank (or Affiliates) which is a party thereto has provided notice to the Agent of such Rate Protection Agreement's existence, type, notional amount, tenor and cost to terminate.

      Rate Protection Exposure. As of any date of determination, the net cost to terminate all Rate Protection Agreements, marked to market no less frequently than monthly, or more frequently if requested by the Agent.

      Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower or any of its Subsidiaries.

      Record. The grid attached to a Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Revolving Credit Loan referred to in such Note.

      Reference Bank. BKB.

      Register. See Section 19.3.

      Reimbursement Obligation. The Borrower's obligation to reimburse the Agent and the Banks on account of any drawing under any Letter of Credit as provided in Section 5.2.

      Rental Obligations. All present or future obligations of the Borrower or any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (a) obligations that can be terminated by the giving of notice without liability to the Borrower or such Subsidiary in excess of the liability for rent due within thirty (30) days of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (b) obligations in respect of Capitalized Leases or any synthetic leases referred to in clause (vi) of the definition of the term "Indebtedness".

      RES Balance Sheet Date. June 30, 1998.

      Restricted Payment. As to the Borrower and its Subsidiaries, any (a) Distribution, (b) any payment or prepayment by the Borrower or its Subsidiaries to the Parent or to any Affiliate of the Borrower or the Parent (other than a payment to a Subsidiary of the Borrower which is a Guarantor or the Borrower) or
(c) any payment in respect of any Indebtedness which is subordinated in right of payment by its terms to the repayment of the applicable Obligations.

      RES Holding. RES Holding Corporation, a Delaware corporation.

      Restructuring. The combination of the operating assets and liabilities of BarTech, RES, and the Acquired Portions of USS/Kobe and certain other Persons into the Borrower pursuant to the Master Restructuring Agreement and any related documents and agreements.

      Restructuring Documents. The Master Restructuring Agreement and all documents, instruments and agreements executed in connection therewith, each in form and substance satisfactory to the Co-Agents.

      Revolving Credit Loan Maturity Date. August 13, 2004.

      Revolving Credit Loans. Revolving credit loans made or to be made by the Banks to the Borrower pursuant to Section 2.

      Revolving Credit Note Record. A Record with respect to a Revolving Credit Note.

      Revolving Credit Notes. See Section 2.4.

      Roll-up Transaction. Any merger or consolidation of the Borrower with, or any transfer of all of the assets of, or membership interests of, the Borrower to, any newly organized Affiliate thereof (having no material liabilities other than investments in or liabilities with respect to the Borrower or its Subsidiaries) or to RTII (provided it has no material liabilities, other than investments in or liabilities with respect to the Borrower or its Subsidiaries) if such transaction and any series off related transactions are for the sole purpose of creating a corporation that will own all of the assets that the Borrower owned immediately prior to such transactions.

      RTI Capital. RTI Capital Corp., a Delaware corporation.

      RTII. Republic Technologies International, Inc., a Delaware corporation.

      Section 20 Subsidiary. A Subsidiary of the bank holding company controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

      Security Agreements. The Domestic Security Agreement and the Canadian Security Agreement.

      Security Documents. The Security Agreements, the Master Pledge Agreement, the Patent Assignment, the Trademark Assignment, the Mortgage and the Agency Agreements.

      Settlement. The making of, or receiving of payments, in immediately available funds, by the Banks, to the extent necessary to cause each Bank's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request and including any Revolving Credit Loans made pursuant to Section 2.6.2) to be equal to each Bank's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request and including any Revolving Credit Loans made pursuant to
Section 2.6.2), where, prior to such event or action, the actual share is not so equal.

      Settlement Amount. See Section 2.8.3.1.

      Settling Bank. See Section 2.8.3.2.

      Settling Date. A Settling Date shall occur upon any one or more of the following: (a) the Drawdown Date of any Loan Request, (b) the last Business Day of each calendar week, (c) any date on which the Borrower's Obligations to the Agent in respect of Revolving Credit Loans made pursuant to Section 2.6.2 exceeds $15,000,000 and (d) more frequently, if the Agent so designates to the Banks from time to time.

      Specialty Steel Assets. Those assets associated exclusively with the Specialty Steel business of Republic Engineered Steels, Inc., including the equipment of No. 3 Melt Shop and No. 4 Grinding Department in the Canton, Ohio 8th Street Plant, the equipment and property of the Canton, Ohio Harrison Road Specialty Plant and the equipment and property of the Baltimore, Maryland specialty steels plant.

      Specified Non-Consenting Bank. A Bank that shall have refused to approve or consent to a waiver, consent or amendment hereunder or under the Loan Documents which waiver, consent or amendment is, pursuant to Section 26, approved by the Majority Banks or such greater number of Banks as are required to cause such waiver, consent or amendment to be effective.

      Stock Intercreditor Agreement. That Pledge Intercreditor Agreement of even date herewith among the Agent, the Trustee and the United States Trust Company of New York as collateral agent regarding the stock, membership interests and other equity interests pledged pursuant to the Master Pledge Agreement.

      Subsidiary. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

      Subsidiary Guarantors. As of the Effective Date, RTI Capital, Bliss & Laughlin, LLC, a Delaware limited liability company, Canadian Drawn Steel Company Inc. a Canadian corporation and Nimishillen & Tuscarawas, LLC, a Delaware limited liability company; as of any other date, such Subsidiaries and any other Subsidiaries of the Borrower that are also Guarantors.

      Super-Majority Banks. As of any date, the Banks holding at least eighty-five percent (85%) of the outstanding principal amount of the Revolving Credit Notes on such date (which must in any event include all of the Co-Agents); and if no such principal is outstanding, each of the Co-Agents and the Banks whose aggregate Commitments constitutes more than eighty-five percent (85%) of the Total Commitment.

      Survey. An instrument survey of the Mortgaged Property dated as of a date subsequent to January 1, 1999, which shall show the location of all buildings, structures, easements and utility lines on the Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of the Mortgaged Property, shall not show any encroachments by others, shall show the zoning district or districts in which the Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

      Surveyor Certificate. In relation to the Mortgaged Property, a certificate executed by the surveyor who prepared the Survey dated as of a recent date and containing such information relating to the Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be satisfactory to the Agent in form and substance.

      Sweep Deadline. The date forty-five (45) days after the Effective Date.

      Swept Accounts. Those depository accounts from which, commencing on or prior to the Sweep Deadline, all funds and cash proceeds shall be transferred to the Agent pursuant to Sections 3.4, 8.13 and the Agency Agreements applicable thereto and any future such accounts that may be established in accordance with this Agreement.

      Swept Lockboxes. Those lockboxes from which, commencing on or prior to the Sweep Deadline, all funds shall be transferred to the Swept Accounts pursuant to
Section 8.13.1 and the lockbox agreements pursuant thereto and any future such lockboxes that may be established in accordance with this Agreement.

      Syndication Agent. See preamble.

      Title Insurance Company. Title Associates Inc.

      Title Policy. In relation to the Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage of the Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable fee simple title to the Mortgaged Property, subject only to the encumbrances permitted by the Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by the Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (i) comprehensive endorsement, (ii) variable rate of interest endorsement, (iii) usury endorsement, (iv) revolving credit endorsement, (vii) doing business endorsement, (viii) last-dollar endorsement and (ix) ALTA form 3.1 zoning endorsement.

      Total Commitment. The sum of the Commitments of the Banks, as in effect from time to time. The Total Commitment as of the Effective Date is $425,000,000.

      Trademark Assignment. The Trademark Collateral Assignment Agreement, of even date herewith, made by the Borrower in favor of the Agent.

      Trustee. The United States Trust Company of New York, as trustee under the Indenture.

      Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

      Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

      Unpaid Reimbursement Obligation. Any Reimbursement Obligation for which the Borrower does not reimburse the Agent and the Banks on the date specified in and in accordance with Section 4.2.

      USS/Kobe. See definition of Master Restructuring Agreement.

      USS/Kobe Balance Sheet Date. March 31, 1999.

      USX. USX Corporation, a Delaware corporation.

      Veritas. The Veritas Capital Fund, L.P., a Delaware limited partnership, KDJ L.L.C., a Delaware limited liability company, and HVR Holdings, L.L.C., a Delaware limited liability company.

      Voting Stock. Stock, membership interests or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote under ordinary circumstances for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, limited liability company, trust or other business entity involved irrespective of whether any other stock, membership interests or similar interests have the right to vote by reason of the happening of a contingency.

      Warrant Agreement. The Warrant Agreement of even date herewith among the Warrant-Issuer and United States Trust Company of New York, as Warrant Agent.

      Warrant-Issuer. Republic Technologies International, Inc., a Delaware corporation.

      Warrant Documents. The Warrant Agreement and all documents, instruments and agreements executed in connection therewith, each in the form delivered to the Co-Agents on or prior to the Effective Date.

      Warrants. The Warrants to purchase Class D Common Stock of the Warrant-Issuer issued to purchasers of the Notes on the Effective Date.

      Section 1.2. Rules of Interpretation.

      (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

      (b) The singular includes the plural and the plural includes the singular.

      (c) A reference to any law includes any amendment or modification to such law.

      (d) A reference to any Person includes its permitted successors and permitted assigns.

      (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

      (f) The words "include", "includes" and "including" are not limiting.

      (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

      (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

      (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

      (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

      (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

      (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

      Section 2. THE REVOLVING CREDIT FACILITY.

      Section 2.1. Commitment to Lend. Subject to the terms and conditions set forth in this Credit Agreement, each of the Banks severally (and not jointly) agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Effective Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with
Section 2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Availability. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 11 and Section 12, in the case of the initial Revolving Credit Loans, and Section 12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

      Section 2.2. Commitment Fee. The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the rate of one half of one percent (1/2%) per annum on the average daily amount during each calendar month or portion thereof from the Effective Date to the Revolving Credit Loan Maturity Date, by which the Total Commitment minus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans (excluding the Swing Line Loans) during such period or calendar month. The commitment fee shall be payable monthly in arrears on the first Business Day of each calendar month for the immediately preceding calendar month commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

      Section 2.3. Reduction of Total Commitment. The Borrower shall have the right at any time with respect to any unused portion of the Total Commitment and at the end of the applicable Interest Period with respect to Eurodollar Rate Loans, and from time to time upon three (3) Business Days' prior written notice to the Agent to reduce by $10,000,000 or an integral multiple thereof the Total Commitment or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

      Section 2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit B hereto, as applicable (each a "Revolving Credit Note"), dated as of the Effective Date (or other such date on which a Bank may become a party hereto in accordance with Section 19 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note, including, without limitation, its obligations to make payments of principal of or interest on any Revolving Credit Note when due.

      Section 2.5. Interest on Revolving Credit Loans. Except as otherwise provided in Section 5.10,

      (a) Each Base Rate Loan shall bear interest at the rate per annum equal to the Base Rate plus the Applicable Margin.

      (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin.

      (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

      Section 2.6. Requests for Revolving Credit Loans.

            2.6.1. General. The Borrower shall give to the Agent written notice in the form of Exhibit C hereto (or telephonic notice confirmed in a writing in the form of Exhibit C hereto) of each Revolving Credit Loan requested hereunder (a "Loan Request") no later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Base Rate Loan and (b) three
      (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Type of such Revolving Credit Loan and (iv) the Interest Period for such Revolving Credit Loan if a Eurodollar Rate Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request for Eurodollar Loans shall be in a minimum aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and no more than five (5) Eurodollar Rate Loans Interest Periods may run concurrently at any time during the term of this Credit Agreement.

            2.6.2. Swing Line. Notwithstanding the notice and minimum amount requirements set forth in Section 2.6.1 but otherwise in accordance with the terms and conditions of this Credit Agreement, the Agent may, in its sole discretion and without conferring with the Banks, make Revolving Credit Loans to the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts borrowed under this Section 2.6.2) at any one time equal to $30,000,000 (i) by entry of credits to the Borrower's Operating Account with the Agent to cover checks or other charges which the Borrower has drawn or made against such account or (ii) in an amount as otherwise requested by the Borrower. The Borrower hereby requests and authorizes the Agent to make from time to time such Revolving Credit Loans by means of appropriate entries of such credits sufficient to cover checks and other charges then presented for payment from the Operating Account or as otherwise so requested. The Borrower acknowledges and agrees that the making of such Revolving Credit Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in Section 2.1 and the requirements that the applicable provisions of
      Section 11 (in the case of Revolving Credit Loans made on the Effective
      Date) and Section 12 be satisfied. All actions taken by the Agent pursuant to the provisions of this Section 2.6.2 shall be conclusive and binding on the Borrower and the Banks absent the Agent's gross negligence or willful misconduct. Revolving Credit Loans made pursuant to this Section 2.6.2 shall be Base Rate Loans until converted in accordance with the provisions of this Agreement and, prior to a Settlement, such interest shall be for the account of the Agent. The Banks shall pay the Agent their pro rata share of Revolving Credit Loans made pursuant to this Section 2.6.2 pursuant to the Settlement provisions of Section 2.8.3.

      Section 2.7. Conversion Options.

            2.7.1. Conversion to Different Type of Revolving Credit Loan. The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Revolving Credit Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days' prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

            2.7.2. Continuation of Type of Revolving Credit Loan. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in
      Section 2.7.1; provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing and the Agent has given the Borrower notice that the option to borrow or continue Eurodollar Rate Loans has been suspended or terminated, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default and following such notice. In the event the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this Section 2.7 is scheduled to occur.

            2.7.3. Eurodollar Rate Loans. Any conversion to or from Eurodollar Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

      Section 2.8. Funds for Revolving Credit Loan.

            2.8.1. Funding Procedures. Not later than 12:00 Noon (Boston time) on the proposed Drawdown Date (other than the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7) of any Revolving Credit Loans, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by Sections 11 and 12 on the Effective
      Date and thereafter required by Section 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any such Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such Bank's Commitment Percentage of any requested Revolving Credit Loans.

            2.8.2. Advances by Agent. The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date (other than the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7), assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times
      (b) the amount of such Bank's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such

      Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Settling Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made most recently preceding such Drawdown Date.

            2.8.3. Settlements.

                  2.8.3.1. General. On each Settling Date, the Agent shall, not later than 11:00 a.m. (Boston time), give telephonic or facsimile notice (i) to the Banks and the Borrower of the respective outstanding amount of Revolving Credit Loans made by the Agent on behalf of the Banks from the immediately preceding Settling Date through the close of business on the prior day and the amount of any Eurodollar Rate Loans to be made (following the giving of notice pursuant to Section 2.6.1(b)) on such date pursuant to a Loan Request and (ii) to the Banks of the amount (a "Settlement Amount") that each Bank (a "Settling Bank") shall pay to effect a Settlement of any Revolving Credit Loan. A statement of the Agent submitted to the Banks and the Borrower or to the Banks with respect to any amounts owing under this Section 2.8.3 shall be prima facie evidence of the amount due and owing. Each Settling Bank shall, not later than 3:00 p.m. (Boston time) on such Settling Date, effect a wire transfer of immediately available funds to the Agent in the amount of the Settlement Amount for such Settling Bank. All funds advanced by any Bank as a Settling Bank pursuant to this Section 2.8.3 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Bank to the Borrower and all funds received by any Bank pursuant to this Section 2.8.3 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Bank. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which the Borrower is a debtor prevent a Settling Bank from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Bank will make such dispositions and arrangements with the other Banks with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Bank's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

                  2.8.3.2. Failure to Make Funds Available. The Agent may,
            unless notified to the contrary by any Settling Bank prior to a Settling Date, assume that such Settling Bank has made or will make available to the Agent on such Settling Date the amount of such Settling Bank's Settlement Amount, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Settling Bank makes available to the Agent such amount on a date after such Settling Date, such Settling Bank shall pay to the Agent on demand an amount equal to the product of (i) the average computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (ii) the amount of such Settlement Amount, times (iii) a fraction, the numerator of which is the number of days that elapse from and including such Settling Date to the date on which the amount of such Settlement Amount shall become immediately available to the Agent, and the denominator of which is 360. A statement of the Agent submitted to such Settling Bank with respect to any amounts owing under this
            Section 2.8.3.2 shall be prima facie evidence of the amount due and owing to the Agent by such Settling Bank. If such Settling Bank's Settlement Amount is not made available to the Agent by such Settling Bank within three (3) Business Days following such Settling Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settling Date.

                  2.8.3.3. No Effect on Other Banks. The failure or refusal of any Settling Bank to make available to the Agent at the aforesaid time and place on any Settling Date the amount of such Settling Bank's Settlement Amount shall not (i) relieve any other Settling Bank from its several obligations hereunder to make available to the Agent the amount of such other Settling Bank's Settlement Amount or
            (ii) impose upon any Bank, other than the Settling Bank so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Bank.

      Section 2.9. Change in Borrowing Base. The Borrowing Base shall be determined weekly (or at such other interval as may be specified pursuant to Section 8.4(i)) by the Agent by reference to the Borrowing Base Report.

      Section 2.10. Canadian Subfacility. Upon the reasonable request of the Borrower, the Banks and the Agent shall negotiate in good faith to amend this Agreement to permit Canadian Drawn Steel Company Inc. to borrow Dollars or Canadian Dollars, the amount of such loans to be subject to such caps, terms and conditions as shall be satisfactory to the Banks and the Agent, provided, however, that the Banks and the Agent shall be under no obligation to increase the Total Commitment to permit such borrowings by Canadian Drawn Steel Company Inc.

      Section 3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

      Section 3.1. Maturity. The Borrower promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

      Section 3.2. Mandatory Repayments of Revolving Credit Loans.

            (a) If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Availability, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks. Any amounts paid to the Agent for the respective accounts of the Banks under this Section 3.2(a) shall be applied, first, to any Unpaid Reimbursement Obligations; second, in the absence of instruction by the Borrower, to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by Section 4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Banks, in proportion, as nearly as practicable, to each Unpaid Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

            (b) The Borrower hereby agrees that:

                  (i) if the Borrower or any of its Subsidiaries shall sell the
            Canton Cast-Roll Facility or any substantial portion thereof (other than de minimus sales of obsolete equipment in the ordinary course of business), (A) the Eligible Fixed Asset Cap shall be reduced immediately to $0, and (B) the Borrower shall immediately apply an amount equal to the Net Cash Proceeds of such sale of the Canton Cast Roll Facility to the Unpaid Reimbursement Obligations, Revolving Credit Loans and Reimbursement Obligations in the order provided for in Section 3.2(a);

                  (ii) if the Borrower or any of its Subsidiaries shall sell or issue any shares of its stock, options or warrants for the purchase of its stock or any other equity interests in a public offering of its stock or the stock of any company resulting from the Roll-up Transaction, the Net Cash Proceeds of such sale shall be applied and the following adjustments shall occur as follows: (I) first, up to 50% of such Net Cash Proceeds may be used to redeem the Notes pursuant to Section 5 of the Notes and the Indenture, (II) second, the Eligible Fixed Asset Cap shall be reduced by an amount equal to that portion of such Net Cash Proceeds that is not used to redeem the Notes (the "Unused Portion"), or, if the Unused Portion exceeds the Eligible Fixed Asset Cap, the Eligible Fixed Asset Cap shall be reduced to $0, (III) third, an amount equal to the amount by which the Eligible Fixed Asset Cap was reduced pursuant to the preceding clause shall be applied to the Unpaid Reimbursement Obligations, Revolving Credit Loans and Reimbursement Obligations in the order provided for in Section 3.2(a), (IV) fourth, to the extent that the Unused Portion exceeds the amount by which the Eligible Fixed Asset Cap was reduced pursuant to clause (III) above, such excess may be used to redeem the Notes pursuant to Section 5 of the Notes and the Indenture; and (V) fifth, to the extent that any portion of the Net Cash Proceeds remain, such portion shall be applied to the Unpaid Reimbursement Obligations,

            Revolving Credit Loans and Reimbursement Obligations in the order provided for in Section 3.2(a).

                  (iii) if the Borrower or any of its Subsidiaries shall receive insurance proceeds related to the Canton Cast-Roll Facility or receive awards for takings or condemnation of any of the Collateral and, (A), if the Borrower notifies the Agent on or before the receipt of such awards or proceeds of its intention to reinvest the Net Cash Proceeds of such awards or proceeds, such Net Cash Proceeds shall be immediately delivered to the Agent to be held as cash collateral for the Obligations until the earlier to occur of (x) the disbursement of such Net Cash Proceeds by the Agent, upon terms and conditions as the Agent may reasonably prescribe, for direct application by the Borrower to the repair or replacement of such Collateral and (y) the termination of the 180 day period following receipt of such proceeds, upon which date the Borrower shall repay the Revolving Credit Loans in an aggregate amount equal to the remaining unreinvested amount of Net Cash Proceeds of such proceeds or awards or, in the case of proceeds or awards related to the Canton Cast-Roll Facility and not applied to repair or replace the same as provided in clause (x) above, to repay the Revolving Credit Loans in an amount equal to such Net Cash Proceeds and reduce the Eligible Fixed Asset Cap in at least an amount equal to the reduction in appraised value of the Canton Cast-Roll Facility if the Canton Cast-Roll Facility remains operational or the entire amount of the Eligible Fixed Asset Cap if the Canton Cast-Roll Facility is no longer operational and, (B) if the Borrower does not notify the Agent on or before the receipt of such awards or proceeds of its intention to reinvest the Net Cash Proceeds of such awards or proceeds the Borrower repay the Revolving Credit Loans in an aggregate amount equal to the Net Cash Proceeds of such proceeds or awards immediately upon the receipt of such Net Cash Proceeds and in the case of the Canton Cast-Roll Facility, if the Canton Cast-Roll Facility is no longer operational the Eligible Fixed Asset Cap shall be immediately reduced to $0;

                  (iv) if the Borrower or any of its Subsidiaries shall incur
            Canton Indebtedness, the Revolving Credit Loans shall be repaid in an aggregate amount equal to the Net Cash Proceeds thereof and the Eligible Fixed Asset Cap shall be permanently reduced immediately to $0.

            To the extent that any reduction in the Total Commitment shall result in the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations to be greater than the Availability, the Borrower shall repay such excess in accordance with Section 3.2(a) hereof.

      Section 3.3. Optional Repayments of Revolving Credit Loans. The Borrower shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 may be made only on the last day of the Interest Period relating thereto. The Borrower shall give the Agent, no later than 11:00 a.m., Boston time, on the day of the proposed repayment prior written notice of any proposed prepayment pursuant to this Section 3.3 of Base Rate Loans, and three (3) Eurodollar Business Days' notice of any proposed prepayment pursuant to this
Section 3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $1,000,000 and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

      Section 3.4. Automatic Repayments of Revolving Credit Loans Prior to Event of Default.

            3.4.1. Credit for Funds Transferred from Swept Accounts. Prior to the occurrence of an Event of Default as to which the account officers of the Agent active upon the Borrower's account have actual knowledge, (i) all funds and cash proceeds in the form of a wire transfer transferred to the Agent from the Swept Accounts as contemplated by Section 8.13.2(c) shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by
      Section 3.4.2, and (ii) all funds and cash proceeds in the form of an automated clearing house transfer transferred to the Agent from the Swept Accounts as contemplated by Section 8.13.2(c) shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by Section 3.4.2. For purposes of the foregoing provisions of this Section 3.4, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 3:00 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

            3.4.2. Application of Automatic Payments Prior to Event of Default.

                  (a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, all funds transferred to the Agent for application against the Obligations and for which the Borrower has received credits shall be applied to the Obligations as follows:

                        (i) first, to pay amounts then due and payable under
                  this Credit Agreement, the Revolving Credit Notes and the other Loan Documents;

                        (ii) second, to reduce Revolving Credit Loans made by
                  the Agent pursuant to Section 2.6.2 and for which Settlement has not then been made;

                        (iii) third, to reduce Revolving Credit Loans made by
                  the Agent pursuant to Section 2.8.2 and for which Settlement has not then been made;

                        (iv) fourth, to reduce other Revolving Credit Loans
                  which are Base Rate Loans;

                        (v) fifth, to reduce Revolving Credit Loans which are
                  Eurodollar Rate Loans; and

                        (vi) sixth, except as otherwise required by Section
                  4.2(b) and (c), to the Concentration Account.

                  (b) All prepayments of Eurodollar Rate Loans prior to the end of an Interest Period shall obligate the Borrower to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with Section 5.9.

                  (c) All repayments of the Revolving Credit Loans pursuant to this Section 3.4.2 shall be allocated among the Banks making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all repayments of the Revolving Credit Loans shall be applied in accordance with this
            Section 3.4.2, first to outstanding Revolving Credit Loans of the Agent.

      Section 3.5. Automatic Repayments of Revolving Credit Loans After Event of Default. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrower's account have knowledge, all funds transferred to the Agent from the Swept Accounts for which the Borrower has received credits shall be applied to the Obligations in accordance with Section 13.4.

      Section 4. LETTERS OF CREDIT.

            Section 4.1. Letter of Credit Commitments.

            4.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent and, in case of the Chase Letter of Credit, Chase, on behalf of the Banks and in reliance upon the agreement of the Banks set forth in Section 4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; provided, however, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount shall not exceed $100,000,000 at any one time and (b) the sum of
      (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Availability; provided, further, that Chase shall issue, extend or renew no Letters of Credit other than the Chase Letter of Credit.

            4.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

            4.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is ten (10) days (or, if the beneficiary is located outside of the United States of America or the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended, maintained or renewed shall be subject to the Uniform Customs or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices.

            4.1.4. Reimbursement Obligations of Banks. Each Bank and the Borrower hereby acknowledge that each Letter of Credit issued or maintained by the Agent or Chase pursuant to this Credit Agreement is issued or maintained by the Agent or Chase, as applicable, on behalf of the Banks. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent or Chase, as applicable, on demand for the amount of each draft paid by the Agent or Chase under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to Section 4.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

            4.1.5. Participation of Banks. Each such payment made by a Bank shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under Section 4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to Section 4.2.

      Section 4.2. Reimbursement Obligation of the Borrower. In order to induce the Agent to issue, extend and renew each Letter of Credit other than the Chase Letter of Credit, or, in the case of Chase, to maintain the Chase Letter of Credit, and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent, Chase or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent or Chase hereunder,

      (a) except as otherwise expressly provided in Section 4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent or any draft presented under the Chase Letter of Credit is honored by Chase, or the Agent or Chase otherwise makes a payment with respect thereto, (i) the amount paid by the Agent or Chase under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank, under, or with respect to, such Letter of Credit,

      (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

      (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this Section 4.2 at any time from the date such amounts become due and payable (whether as stated in this Section 4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in Section 5.10 for overdue principal on the Revolving Credit Loans.

      Section 4.3. Letter of Credit Payments. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Agent or Chase, as applicable, shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in Section 4.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at its Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent or Chase, as applicable, for federal funds acquired by the Agent or Chase, as applicable, during each day included in such period, times (ii) the amount equal to such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Agent or Chase, as applicable, paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Agent, and the denominator of which is 365. If such payments by the Banks are made with respect to the Chase Letter of Credit, such payments to the Agent shall be for the account of Chase. The responsibility of the Agent and Chase, as applicable, to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in accordance in all material respects with such Letter of Credit.

      Section 4.4. Obligations Absolute. The Borrower's obligations under this
Section 4 to repay drawings under the Letters of Credit as provided hereunder shall rank pari passu with the obligations of the Borrower to repay all other Revolving Credit Loans, and shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, Chase, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent, Chase and the Banks that the Agent, Chase and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under
Section 4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent, Chase and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and not constituting gross negligence or willful misconduct, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent, Chase or any Bank to the Borrower.

      Section 4.5. Reliance by Issuer. To the extent not inconsistent with
Section 4.4, the Agent (and Chase, with respect to the Chase Letter of Credit) shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent (or Chase, in the case of the Chase Letter of Credit). The Agent (and Chase, with respect to the Chase Letter of Credit) shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent (and Chase, with respect to the Chase Letter of Credit) shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

      Section 4.6. Letter of Credit Fee. The Borrower shall pay a fee (in each case, a "Letter of Credit Fee") to the Agent at a rate per annum (a) in respect of each standby Letter of Credit equal to (i) the Applicable Margin plus one-eighth of one percent (1/8%) per annum of the face amount of such standby Letter of Credit plus (ii) the Agent's customary issuance fee for any Letter of Credit issued after the Effective Date, and (b) in respect of each documentary Letter of Credit equal to (i) the Agent's customary issuance fee or amendment fee, as the case may be, plus (ii) the Agent's customary time negotiation fee per document examination plus (iii) an amount equal to the Applicable Margin plus one-eighth of one percent (1/8%) per annum of the face amount of such documentary Letter of Credit. Each issuance, amendment, negotiation or document examination fee and, with respect to each Letter of Credit, a portion of the Letter of Credit Fee in the amount of one-eighth of one percent (1/8%) of the face amount of each standby Letter of Credit and each documentary Letter of Credit shall be for the Agent's own account (or for the account of Chase, in the case of the Chase Letter of Credit) and the remaining portion of each Letter of Credit Fee shall be for the accounts of the Banks in accordance with their respective Commitment Percentages. The Letter of Credit Fee referred to in clauses (a)(i) and (b)(iii) shall be payable quarterly in arrears, and all such other Letter of Credit Fees shall be payable upon issuance, amendment or negotiation, as the case may be.

      Section 5. CERTAIN GENERAL PROVISIONS.

      Section 5.1. Fees. The Borrower shall pay to the Co-Agents for each Co-Agent's own account closing fees, underwriting fees and such other fees as specified in the letter agreements of even date herewith (the "Fee Letters").

      Section 5.2. Funds for Payments.

            5.2.1. Payments to Agent. All payments of principal, interest, Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case in immediately available funds.

            5.2.2. No Offset, Etc.

                  (a) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and, except as provided in paragraph (c) below, free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will, except as provided in paragraph (c) below, pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

                  (b) Each Bank and the Agent that is not a U.S. Person as
            defined in Section 7701(a)(30) of the Code hereby agrees that, if and to the extent it is legally able to do so, it shall, prior to the date of the first payment by the Borrower hereunder to be made to such Bank or the Agent or for such Bank's or the Agent's account, deliver to the Borrower and the Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Bank or the Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Bank or Agent of a trade or business in the United States or
            (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty. Each Bank or Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN or Form W-8ECI in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN or Form W-8ECI (or any successor forms thereto). Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that such payments hereunder or under the other Loan Documents are not subject to the United States federal withholding tax, the Borrower or the Agent shall withhold taxes from such payments at the applicable statutory rate, or a reduced rate pursuant to an applicable tax treaty if such Bank has delivered a form evidencing such tax treaty benefit.

            (c) Notwithstanding paragraph (a) above, the Borrower shall not be required to pay any additional amounts to any Bank or the Agent for the account of the lending office of such Bank or Agent, pursuant to this
      Section 5.2.2, if (i) the obligation to pay such additional amounts would not have arisen but for a failure by such Bank or the Agent to comply with the provisions of subsection (b) above; (ii) the Bank or the Agent is not eligible, in respect of such lending office, for complete exemption from United States federal withholding tax with respect to payments of interest, principal or fees under this Credit Agreement or under any of the other Loan Documents, other than by reason of any change, after the Initial Date, of any applicable law, treaty or regulation by any governmental authority or other agency charged with the interpretation or administration thereof; or (iii) the tax is an income or franchise tax imposed on net income either by the jurisdiction under which such Bank or the Agent is organized or any political subdivision thereof or in which its principal office is located or by the jurisdiction of such Bank's or Agent's lending office or any political subdivision thereof. For purposes of this subsection (c), the term "Initial Date" shall mean, with respect to any Bank or the Agent which is a party hereto on the Effective Date, and with respect to each assignee or transferee of any Bank, the date of the grant of the participation in, or transfer or assignment of an interest hereunder to such assignee or transferee.

      Section 5.3. Computations. All computations of interest on the Revolving Credit Loans other than Eurodollar Rate Loans and of commitment fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein be based on a 365/366-day year and paid for the actual number of days elapsed. All computations of interest on the Eurodollar Rate Loans shall be based on a 360 day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrower to the contrary.

      Section 5.4. Inability to Determine Eurodollar Rate. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent or the Majority Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

      Section 5.5. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this Section 5.5, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

      Section 5.6. Additional Costs, Etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

      (a) subject any Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or such Bank's Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Bank), or

      (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

      (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by or letters of credit issued by, or commitments of an office of such Bank, or

      (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Bank's Commitment or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

            (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Bank's Commitment or any Letter of Credit, or

            (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

            (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, except as otherwise provided in Section 5.2(c), and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient in the good faith opinion of such Bank or the Agent, to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum. Each Bank shall allocate such costs (or the effect of such reductions, payments or foregone interest) among its customers similarly situated in good faith and on an equitable basis.

      Section 5.7. Capital Adequacy. If after the date hereof any Bank or the Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Revolving Credit Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's on the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank or the Agent, as the case may be, shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank or the Agent, as the case may be, in light of these circumstances. If the Borrower and such Bank or the Agent, as the case may be, are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis.

      Section 5.8. Certificate. A certificate setting forth any additional amounts payable pursuant to Sections 5.6 or 5.7 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

      Section 5.9. Indemnity. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with Section 2.6 or Section 2.7 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans. The Borrower hereby authorizes the Agent to debit from time to time its Operating Account for the amount of any such loss, cost or expense.

      Section 5.10. Interest After Default.

            5.10.1. Overdue Amounts. Overdue principal and (to the extent permitted by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate plus the Applicable Margin otherwise applicable to Base Rate Loans until such amount shall be paid in full (after as well as before judgment).

            5.10.2. Amounts Not Overdue. During the continuance of an Event of Default and upon written notice from the Agent to the Borrower, the principal of the Revolving Credit Loans not overdue and all other amounts not overdue payable hereunder (including, without limitation, Letter of Credit Fees) or under any of the other Loan Documents shall, until such Event of Default has been cured or remedied or such Event of Default has been waived by the Banks pursuant to
      Section 26, bear interest at a rate per annum equal to two percent (2%) above the rate otherwise applicable thereto until such amount shall be paid in full (after as well as before judgment).

            5.10.3. Maximum Interest. Notwithstanding any other term of this Credit Agreement or any Revolving Credit Note or any other document referred to herein or therein, the maximum amount of interest which may be charged to or collected from any person liable hereunder or under any Revolving Credit Note by the Banks shall be absolutely limited to, and shall in no event exceed, the maximum amount of interest which could lawfully be charged or collected under applicable law (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America, as amended, 12 U.S.C. Section 85, as amended), so that the maximum of all amounts constituting interest under applicable law, howsoever computed, shall never exceed as to any person liable therefor such lawful maximum, and any term of this Credit Agreement or any Revolving Credit Note or any other document referred to herein or therein which could be construed as providing for interest in excess of such lawful maximum shall be and hereby is made expressly subject to and modified by the provisions of this paragraph.

      5.11. Replacement Banks. Within thirty (30) days after (a) any Bank has demanded compensation from the Borrower pursuant to Sections 5.2.2(a),
5.6 or 5.7 hereof, (b) there shall have occurred a change in law with respect to any Bank as a consequence of which it shall have become unlawful for such Bank to make a Eurodollar Rate Loan on any Drawdown Date, as described in Section 5.5 hereof or (c) any Bank shall be a Specified Non-Consenting Bank (any such Bank described in the foregoing clauses (a), (b) or (c) is hereinafter referred to as an "Affected Bank"), the Borrower may request that the Banks other than the Affected Banks (the "Non-Affected Banks") acquire all, but not less than all, of the Affected Bank's outstanding Revolving Credit Loans and assume all, but not less than all, of the Affected Bank's Commitment. If the Borrower so requests, the Non-Affected Banks may elect to acquire all or any portion of the Affected Bank's outstanding Revolving Credit Loans and to assume all or any portion of the Affected Bank's Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Revolving Credit Loans and Commitment, the Borrower may designate a replacement bank or banks, which must be satisfactory to the Agent, to acquire and assume that portion of the outstanding Revolving Credit Loans and Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of Section 19 hereof shall apply to all reallocations pursuant to this Section 5.11, and the Affected Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Bank shall execute and deliver to the Agent, in accordance with the provisions of Section 19 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Revolving Credit Notes, as are required pursuant to Section 19 hereof to give effect to such reallocations. Any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Bank shall be deemed to be Eligible Assignees for all purposes of Section 19 hereof. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Bank all interest accrued on its Revolving Credit Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

      Section 6. SECURITY AND GUARANTY.

      Section 6.1. Collateral Security. The Obligations shall be secured by a perfected first-priority security interest (subject only to Permitted Liens) in certain of the assets of the Borrower, whether now owned or hereafter acquired, pursuant to the Security Documents. The Obligations shall also be guaranteed pursuant to the terms of the Guaranty. The obligations of the Guarantors under the Guaranty shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens) in certain of the assets of the Guarantors, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Guarantors are party.

      Section 6.2. Guaranty. Whereas, (i) each Guarantor and the Borrower are members of a group of related corporations, the success of any one of which is dependent in part on the success of the other members of such group, (ii) each Guarantor expects to receive substantial direct and indirect benefit from the Loans advanced and other credit extended to the Borrower by the Banks pursuant to this Loan Agreement (which benefits are hereby acknowledged), (iii) it is a condition precedent to the Banks' advancing Loans and Letters of Credit to the Borrower under this Loan Agreement that each Guarantor execute and deliver to the Bank a guaranty substantially in the form of this Section 6.2 and (iv) each Guarantor wishes to guaranty the Borrower's obligations to the Agent and the Banks under or in respect of the Loan Agreement, each Guarantor hereby agrees with the Agent and the Banks as set forth in this Section 6.2.

            Section 6.2.1. Guaranty of Payment and Performance. Each Guarantor hereby jointly and severally guarantees to the Banks and the Agent the full and punctual payment when due (whether at stated maturity, by required pre-payment, by acceleration or otherwise), as well as the performance, of all of the Obligations of the Borrower (referred to in this Section 6.2 as the "Borrower's Obligations"), including all such which would become due but for the operation of the automatic stay pursuant to Section 362(a) of the Federal Bankruptcy Code and the operation of Sections 502(b) and 506(b) of the Federal Bankruptcy
      Code. This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Borrower's Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Agent or any Bank first attempt to collect any of the Borrower's Obligations from the Borrower or any other Guarantor or resort to any collateral security or other means of obtaining payment. Should the Borrower default in the payment or performance of any of the Borrower's Obligations, the obligations of each Guarantor hereunder with respect to such Borrower's Obligations in default shall, upon demand by the Agent, become immediately due and payable to the Agent, for the benefit of the Banks and the Agent, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by each Guarantor hereunder may be required by the Agent on any number of occasions. All payments by each Guarantor hereunder shall be made to the Agent, in the manner and at the place of payment specified therefor in this Agreement, for the account of the Banks and the Agent.

            Section 6.2.2. Guarantors' Agreement to Pay Enforcement Costs, etc. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Agent, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Agent or any Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Section 6.2.2 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest for overdue principal set forth in this Agreement, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

            Section 6.2.3. Waivers by Guarantors; Bank's Freedom to Act. Each Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Bank with respect thereto. Each Guarantor waives promptness, diligences, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Agent or any Bank to assert any claim or demand or to enforce any right or remedy against the Borrower or any other entity or other person primarily or secondarily liable with respect to any of the Obligations; (ii) any extensions, compromise, refinancing, consolidation or renewals of any Obligation; (iii) any change in the time, place or manner of payment of any of the Obligations or any rescissions, waivers, compromise, refinancing, consolidation or other amendments or modifications of any of the terms or provisions of this Agreement, the Revolving Credit Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any of the Obligations, (iv) the addition, substitution or release of any entity or other person primarily or secondarily liable for any Obligation; (v) the adequacy of any rights which the Agent or any Bank may have against any collateral security or other means of obtaining repayment of any of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights which the Agent or any Bank might have in such collateral security or the substitution, exchange, surrender, release, loss or destruction of any such collateral security; or (vii) any other act or omission which might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor, all of which may be done without notice to any Guarantor. To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any

      Bank from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against any Guarantor before or after the Agent's or such Bank's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agent or any Bank.

            Section 6.2.4. Unenforceability of Obligations Against Borrower. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Borrower's Obligations, or if any of the Borrower's Obligations have become irrecoverable from the Borrower by reason of the Borrower's insolvency, bankruptcy or reorganization or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on each Guarantor to the same extent as if such Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of any of the Borrower's Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Agreement, the Revolving Credit Notes, the other Loan Documents or any other agreement evidencing, securing or otherwise executed in connection with any Obligation of the Borrower shall be immediately due and payable by each Guarantors.

            6.2.5. Subrogation; Subordination.

                  6.2.5.1. Waiver of Rights Against Borrower. Until the
            indefeasible payment and performance in full of all of the Borrower's Obligations, no Guarantor shall exercise and each Guarantor hereby waives any rights against the Borrower arising as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and will not prove any claim in competition with the Agent or any Bank in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature; no Guarantor will claim any setoff, recoupment or counterclaim against the Borrower in respect of any liability of such Guarantor to the Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral security which may be held by the Agent or any Bank.

                  6.2.5.2. Subordination. The payment of any amounts due with respect to any indebtedness of the Borrower for money borrowed or credit received now or hereafter owed to each Guarantor is hereby subordinated to the prior payment in full of all of the Borrower's Obligations. Each Guarantor agrees that, after the occurrence of any default in the payment or performance of any of the Borrower's Obligations, each Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to such Guarantor until all of the Borrower's Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness while any Borrower's Obligations are still outstanding, such amounts shall be collected, enforced and received by such Guarantor as trustee for the Banks and the Agent and be paid over to the Agent, for the benefit of the Banks and the Agent, on account of the Borrower's Obligations without affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

                  6.2.5.3 Provisions Supplemental. The provisions of this
            Section 6.2.5 shall be supplemental to and not in derogation of any rights and remedies of the Banks and the Agent under any separate subordination agreement which the Agent may at any time and from time to time enter into with any Guarantor for the benefit of the Banks and the Agent.

            6.2.6. Setoff. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Borrower's Obligations, each of the Agent and the Banks is hereby authorized at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, to set off and apply any deposits and other sums credited by or due from the Agent or such Bank to any Guarantor or subject to withdrawal by such Guarantor against the obligations of any Guarantor under this Guaranty, whether or not the Agent or such Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

            6.2.7. Further Assurances. Each Guarantor agrees that it will from time to time, at the request of the Agent, do all such things and execute all such documents as the Agent may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Banks and the Agent hereunder. Each Guarantor acknowledges and confirms that such Guarantor itself has established its own adequate means of obtaining from the Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of the Borrower and that each Guarantor will look to the Borrower and not to the Agent or any Bank in order for such Guarantor to keep adequately informed of changes in the Borrower's financial condition.

            6.2.8. Termination; Reinstatement. This Guaranty shall remain in full force and effect until all of the Borrower's Obligations have been irrevocably paid in full in cash and all commitments under this Loan Agreement have been terminated. This Guaranty shall continue to be effective or be reinstated, if at any time any payment made or value received with respect to any Borrower's Obligation is rescinded or must otherwise be returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of the Borrower, or otherwise, all as though such payment had not been made or value received.

            6.2.9. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of the Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, each Bank may assign or otherwise transfer this Agreement, the Revolving Credit Notes, the other Loan Documents or any other agreement or note held by it evidencing, securing or otherwise executed in connection with the Borrower's Obligations, or sell participations in any interest therein, to any other entity or other person, and such other entity or other person shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to such Bank herein, all in accordance with Section 19 of this Agreement. No Guarantor may assign any of its obligations hereunder.

      Section 7. REPRESENTATIONS AND WARRANTIES. The Borrower (and, where applicable, the Parent), represents and warrants to the Banks and the Agent as follows:

      Section 7.1. Corporate Authority.

            7.1.1. Incorporation; Good Standing. Each of the Parent, the Borrower and their respective Subsidiaries (a) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state or other jurisdiction of incorporation or organization, (b) has all requisite corporate or limited liability company power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation or limited liability company and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

            7.1.2. Authorization. The execution, delivery and performance by the Parent, the Borrower and their respective Subsidiaries of this Credit Agreement and the other Loan Documents to which it is a party and the transactions contemplated hereby and thereby (a) are within the corporate or limited liability company authority of such Person, (b) have been duly authorized by all necessary corporate or limited liability company proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person where such conflict, breach or contravention could reasonably be expected to have a Material Adverse Effect and (d) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, such Person where such conflict could reasonably be expected to have a Material Adverse Effect.

            7.1.3. Enforceability. The execution and delivery by the Parent, the Borrower and their respective Subsidiaries of this Credit Agreement and the other Loan Documents to which it is a party will result in valid and legally binding obligations of such Person enforceable against such Person in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

      Section 7.2. Governmental Approvals. The execution, delivery and performance by the Parent, the Borrower and their respective Subsidiaries of this Credit Agreement and the other Loan Documents to which it is party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority which have not been obtained except for those which the failure to obtain the same could reasonably be expected to have a Material Adverse Effect.

      Section 7.3. Title to Properties; Leases. Except as indicated on Schedule
7.3 hereto, the Borrower and each of its Subsidiaries own all of the assets reflected in the consolidated balance sheets of RES, BarTech and the Acquired Portions of USS/Kobe as at the RES Balance Sheet Date, the BarTech Balance Sheet Date or the USS/Kobe Balance Sheet, respectively, or acquired since such dates (except (i) property and assets sold or otherwise disposed of in the ordinary course of business since that date or otherwise permitted hereunder and (ii) minor defects in title that do not interfere with the Borrower's ability to conduct its business or utilize such assets), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

      Section 7.4. Financial Statements and Projections.

            7.4.1. Financial Statements. There has been furnished to each of the Banks consolidated balance sheets of RES, BarTech, and the Acquired Portion of USS/Kobe as at, respectively, the RES Balance Sheet Date, the BarTech Balance Sheet Date and the USS/Kobe Balance Sheet Date, and consolidated statements of income of RES, BarTech, the Acquired Portion of USS/Kobe and each of their respective Subsidiaries for the respective fiscal years then ended, certified by the independent certified public accountants of RES, BarTech or USS/Kobe, as applicable. Such balance sheets and statements of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of RES, BarTech and the Acquired Portion of USS/Kobe as at the close of business on such dates and the results of operations for the fiscal years then ended. There are no contingent liabilities of RES, BarTech, the Acquired Portion of USS/Kobe or any of their respective Subsidiaries as of such date involving material amounts, known to the officers of the Borrower, which were not disclosed in such balance sheets and the notes related thereto.

            7.4.2. Projections. The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, calculated on a quarterly basis, including quarterly balance sheets, income statements, borrowing base availability and cash flow statements for the 1999 through 2000 fiscal years and the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, annual balance sheets, income statements and borrowing base availability and cash flow statements for the 1999 through 2004 fiscal years have been delivered to each Bank. To the knowledge of the Borrower or any of its Subsidiaries, no facts exist that (individually or in the aggregate) would as of the Effective Date, result in any material change in any of such projections. The projections (including any updated projections) are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

      Section 7.5. No Material Changes, Etc. (A) Since the RES Balance Sheet Date there has occurred no materially adverse change in the consolidated financial condition or business of RES as shown on or reflected in the consolidated balance sheet of RES as at the RES Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business or contemplated herein that have not had any material adverse effect in the aggregate on the business or financial condition of RES or any of its Subsidiaries, taken as a whole. Since the RES Balance Sheet Date, except to the extent permitted under this Credit Agreement and except as set forth on Schedule
7.5 hereto, RES has not made any Distribution. (B) Since the BarTech Balance Sheet Date there has occurred no materially adverse change in the consolidated financial condition or business of BarTech as shown on or reflected in the consolidated balance sheet of BarTech at the BarTech Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business or contemplated herein that have not had any material adverse effect in the aggregate on the business or financial condition of BarTech and its Subsidiaries, taken as a whole. Since the BarTech Balance Sheet Date, except to the extent permitted under this Credit Agreement and except as set forth on Schedule 7.5 hereto, BarTech has not made any Distribution. (C) Since the USS/Kobe Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Acquired Portions of USS/Kobe as shown on or reflected in the consolidated balance sheet of USS/Kobe as at the USS/Kobe Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business or contemplated herein that have not had any material adverse effect in the aggregate on the business or financial condition of the Acquired Portions of USS/Kobe. Since the Balance Sheet Date, except to the extent permitted under this Credit Agreement and except as set forth on Schedule 7.5 hereto, USS/Kobe has not made any Distribution.

      Section 7.6. Franchises, Patents, Copyrights, Etc. Each of the Borrower and its Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others except where failure to do so would not have a Material Adverse Effect.

      Section 7.7. Litigation. Except as set forth in Schedule 7.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that would be reasonably likely to, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries, taken as a whole, or materially impair the right of the Borrower and its Subsidiaries, taken as a whole, to carry on the business conducted by them, or which question the validity of this Credit Agreement or any of the other Loan Documents.

      Section 7.8. No Materially Adverse Contracts, Etc. Neither the Borrower nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction (including any legal restrictions created by any other organizational document of the Borrower or any of its Subsidiaries), or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected to have any materially adverse effect on the business of the Borrower or any of its Subsidiaries.

      Section 7.9. Compliance with Other Instruments, Laws, Etc. Neither the Borrower nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that would reasonably be expected to have a Material Adverse Effect.

      Section 7.10. Tax Status. The Borrower and its Subsidiaries (a) have made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all material taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings or those having an aggregate principal amount of $10,000,000 or less and (c) have established on their books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

      Section 7.11. No Event of Default. No Default or Event of Default has occurred and is continuing.

      Section 7.12. Holding Company and Investment Company Acts. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

      Section 7.13. Absence of Financing Statements, Etc. Except with respect to Permitted Liens and financing statements filed to give notice that the Borrower holds certain raw materials on consignment from vendors or to give notice of operating leases permitted under Section 9.1(f), there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any rights relating thereto other than financing statements that have not yet been released of record relating to Indebtedness that has been repaid in full.

      Section 7.14. Perfection of Security Interest. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

      Section 7.15. [Intentionally Omitted]

      Section 7.16. Employee Benefit Plans.

            7.16.1. In General. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code.

            7.16.2. Guaranteed Pension Plans. Each contribution required to be made to a Guaranteed Pension Plan, to avoid the notice or lien provisions of Section 302(f) of ERISA, and each other contribution required to be made to a Guaranteed Pension Plan to avoid a Material Adverse Effect, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrower nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment of a Guaranteed Pension Plan pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code, other than as would not be reasonably likely to result in a Material Adverse Effect. No liability to the PBGC (other than required insurance premiums, has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan, other than as would not be reasonably likely to result in a Material Adverse Effect and there has not been any ERISA Reportable Event with respect to which the requirement of thirty (30) days notice has not been waived, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate present value of accumulated benefits of all such Guaranteed Pension Plans did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the accumulated benefits and assets of any Guaranteed Pension Plan with assets in excess of accumulated benefits, by more than an amount reasonably likely to result in a Material Adverse Effect.

            7.16.3. Multiemployer Plans. Neither the Borrower nor any ERISA Affiliate has incurred any unsatisfied liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA other than such amounts of liability as in aggregate would not be reasonably likely to result in a Material Adverse Effect. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA other than as would not be reasonably likely to result in a Material Adverse Effect.

      Section 7.17. Regulations U and X. The proceeds of the Revolving Credit Loans shall be used for, and the Borrower will obtain Letters of Credit solely for, working capital and general corporate purposes. No portion of any Revolving Credit Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

      Section 7.18. Environmental Compliance. Except as previously disclosed to the Banks in writing or as set forth on Schedule 7.18 attached hereto, to the knowledge of the Borrower:

      (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon has received a notice that it is in violation of any applicable Environmental Law, which includes the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and any analogous state or local statute, regulation, ordinance, or order or decree (including, without limitation, the Corrective Action Order entered into under RCRA on June 16, 1999 between the EPA and RES relating to RES's facilities in Canton, Ohio) to which the Borrower or any of its Subsidiaries is a party relating to health, safety (as relating to the environment or Hazardous Substances) or the environment (hereinafter "Environmental Laws"), which violation would have a Material Adverse Effect;

      (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation: any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law which would result in expenditures in excess of $5,000,000; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances on the Real Estate or generated, transported or disposed of by the Borrower or any of its Subsidiaries which would result in expenditures in excess of $5,000,000;

      (c) except where non-compliance would not have a Material Adverse Effect,
(i) no portion of the Real Estate has been used by the Borrower or any of its Subsidiaries for the handling, processing, storage or disposal of Hazardous Substances except in compliance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been discharged, emitted, generated or used except in accordance with applicable Environmental Laws; (iii) in addition, to the extent required by applicable Environmental Law, any Hazardous Substances that have been transported from the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; (iv) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of the Real Estate or adjacent properties or the environment; and (v) to the best of Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and

      (d) none of the Borrower and its Subsidiaries nor any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby.

      Section 7.19. Subsidiaries, Etc. RTI Capital., Nimishillen & Tuscarawas, LLC, Bliss & Laughlin, LLC, Canadian Drawn Steel Company Inc. and the Oberlin Insurance Company are the only Subsidiaries of the Borrower on the Effective Date. Except as set forth on Schedule 7.19 hereto, neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other Person on the Effective Date.

      Section 7.20. Bank Accounts. Schedule 7.20 sets forth the account numbers and location of all bank accounts of the Borrower or any of its Subsidiaries.

      Section 7.21. Fiscal Year. The Borrower has a fiscal year which ends on December 31 in each year.

      Section 7.22. Disclosure. No representation or warranty made by the Borrower in any of the Loan Documents or any agreement, instrument, document, certificate or letter furnished by or on behalf of the Borrower pursuant to any Loan Document or in connection with any of the transactions contemplated thereby when taken as a whole with all other such representations and warranties contains any untrue statement of any material fact or omits to state any material fact necessary in order to make the statement contained therein not misleading. There is no fact known to the Borrower (excluding general industry, economic and political conditions) which materially adversely affects, or which could reasonably be expected to materially adversely affect in the reasonable foreseeable future the financial condition, business, operations, or affairs or the Borrower, which has not been disclosed in writing to the Agent.

      Section 7.23. Year 2000 Problem. The Borrower and its Subsidiaries have
(i) reviewed the areas within their businesses and operations which could be adversely affected by failure to become "Year 2000 Compliant" (i.e. that computer applications, imbedded microchips and other systems used by the Borrower or any of its Subsidiaries or any of its material vendors, will be able properly to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a detailed plan and timetable to become Year 2000 Compliant in a timely manner, and (iii) committed adequate resources to support the Year 2000 plan of the Borrower and its Subsidiaries. Based upon such review, the Borrower reasonably believes that the Borrower and its Subsidiaries will become "Year 2000 Compliant" in a timely manner except to the extent that failure to do so will not have any materially adverse effect on the business or financial condition of the Borrower or any of its Subsidiaries.

      Section 7.24. Ownership of Assets of Constituent Companies. The Borrower owns all of the assets and business of RES, BarTech and the Acquired Portions of USS/Kobe and each of their respective Subsidiaries that were owned by such Persons immediately prior to the Restructuring except those assets and businesses listed on Schedule 7.24 hereto.

      Section 7.25. Ineligible Securities. No portion of the proceeds of any Revolving Credit Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within 30 days thereafter, any Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary.

      Section 8. AFFIRMATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

      Section 8.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Revolving Credit Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Agent's fee and all other amounts provided for in this Credit Agreement and the other Loan Documents, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

      Section 8.2. Maintenance of Office. The Borrower will maintain its chief executive office in 3770 Embassy Parkway, Akron, OH 44333, or at such other place in the United States of America as the Borrower shall designate upon written notice to the

Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made.

      Section 8.3. Records and Accounts. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

      Section 8.4. Financial Statements, Certificates and Information. The Borrower will deliver to each of the Banks:

      (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year (or portion thereof) of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries and the consolidating balance sheet of the Borrower and its Subsidiaries, each as at the end of such year, and the related consolidated statement of income and retained earnings and consolidated statement of cash flow and consolidating statement of income and retained earnings and consolidating statement of cash flow for such year, each setting forth in comparative form the figures set forth in the projections delivered pursuant to Section 7.4.2 (or, if updated, pursuant to Section 8.4(k)) for the comparable period and, to the extent available, those figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and, with respect to the consolidated financial statements, certified without qualification (except for qualification for a change in accounting principles with which the independent public accountant concurs) by a nationally recognized firm of independent certified public accountants satisfactory to the Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

      (b) as soon as practicable, but in any event not later than forty-five
(45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and retained earnings and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, each setting forth in comparative form the figures set forth in the projections delivered pursuant to Section 7.4.2 (or, if updated, pursuant to Section 8.4(k)) for the comparable period and, to the extent available, those figures for the comparable period in the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the treasurer or other authorized financial officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and the exclusion of footnotes) provided that the financial statements for the fiscal quarter ending September 30, 1999 shall be accompanied by information relating to the period following the Effective Date reasonably satisfactory to the Co-Agents;

      (c) (i) as soon as practicable, but in any event within thirty (30) days after the end of each month commencing with September, 1999, in each fiscal year of the Borrower, copies of the unaudited monthly consolidated balance sheet of the Borrower and its Subsidiaries for such month, and the related consolidated statement of income and retained earnings and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, each setting forth in comparative form the figures set forth in the projections delivered pursuant to Section 7.4.2 (or, if updated, pursuant to Section 8.4(k)) for the comparable period and, to the extent available, those figures for the comparable period in the preceding fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the treasurer or other authorized financial officer of the Borrower that the information contained in such financial statements fairly presents the financial condition of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments and the exclusion of footnotes), and (ii) for the month of August, 1999 as soon as practicable but in any event within thirty (30) days after the end of such month, copies of the production statistics and such other financial information, if any, as is prepared by the Borrower for delivery to its other lenders or equity holders of the Borrower and its Subsidiaries for such period;

      (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the treasurer or other authorized financial officer of the Borrower in substantially the form of Exhibit D hereto (the "Compliance Certificate") and setting forth in reasonable detail computations evidencing compliance with the covenants contained in
Section 10 and (if applicable) (i) reconciliations to reflect changes in generally accepted accounting principles since the RES Balance Sheet Date, and
(ii) reconciliations to generally accepted accounting principles of any amounts shown on a marked to market basis, and on a quarterly basis, a report in form and substance reasonably satisfactory to the Agent, on the status of environmental matters affecting the Borrower, including any material changes in remedial activity requested by any governmental agency or authority and the impact, if any, of such changes on the budget for the year delivered pursuant to subsection (h) below;

      (e) simultaneously with delivery of the financial statements referred to in subsections (a) and (b), a certificate, executed by the treasurer or other authorized financial officer of the Borrower, stating that such officer has caused this Credit Agreement to be reviewed and has no knowledge of any material default by the Borrower in the performance or observance of any of the provisions of this Credit Agreement, during the applicable quarter or at the end of the applicable year, or, if such officer has such knowledge, specifying each default and the nature thereof;

      (f) promptly upon receipt thereof, copies of all final management letters of substance and other material reports of substance which are submitted to the

Borrower by its independent accountants in connection with any annual or interim audit of the books of the Borrower made by such accountants;

      (g) as soon as practicable but, in any event, within ten (10) Business Days after the issuance thereof, copies of such other financial statements and reports as the Borrower shall send to its stockholders as such, and copies of all regular and periodic reports which the Borrower may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or agency substituted therefor, or any similar or corresponding governmental commission, department, board, bureau, or agency, federal or state;

      (h) within thirty (30) days after the first day of each fiscal year of the Borrower, its budget, including quarterly balance sheets, income statements, borrowing base availability and cash flow statements for the Borrower and its Subsidiaries for such fiscal year prepared by the Borrower for its Board of Directors or similar authority, which shall include detail by quarter and shall include projected spending for such year relating to Capital Expenditures, including with respect to environmental matters affecting the Borrower;

      (i) on Wednesday of each week or at such earlier time as the Agent may reasonably request, or, if an Event of Default shall have occurred and be continuing or upon the request of the Agent, on a daily basis, a Borrowing Base Report setting forth the Borrowing Base as at the end of the preceding week or the preceding day, as the case may be;

      (j) within twenty (20) days after the end of each calendar month, an Accounts Receivable aging report, a Borrowing Base Report setting forth the Borrowing Base as at the end of the preceding month, reconciliations and an inventory report;

      (k) simultaneously with delivery of each annual budget pursuant to Section 8.4(h) and from time to time upon request of the Agent, projections of the Borrower and its Subsidiaries (including, without limitation, as to availability of the Revolving Credit Loans) updating those projections delivered to the Banks and referred to in Section 7.4.2 or, if applicable, updating any later such projections delivered pursuant to this Section 8.4(k);

      (l) from time to time such other financial data and information (including accountants and management letters) as the Agent or any Bank may reasonably request;

      (m) as soon as practicable, but in any event not later than 45 days after notice by the Agent made after determining in its discretion that an appraisal or reappraisal of the value of the Canton Cast-Roll Facility or Eligible Inventory of the Borrower or any Subsidiary of the Borrower is necessary to ensure the accuracy of the Borrowing Base, an appraisal or reappraisal, as the case may be, of the value of the Canton Cast-Roll Facility or Eligible Inventory, which appraisal or reappraisal shall be conducted by the Agent or its designee at the expense of the Borrower or such Subsidiary by an appraiser retained by the Agent in form and substance satisfactory to the Agent, provided that Eligible Fixed Assets shall not be adjusted as a result of any such appraisal before March 31, 2001, provided further, that, in the absence of an Event of Default or a reasonable belief on the part of the Agent that the value of the Canton Cast-Roll Facility has materially changed, no more than one appraisal of the Canton Cast-Roll Facility shall be required before March 31, 2001 and no more than one appraisal of the Canton Cast-Roll Facility shall be required during any period of twelve months beginning on April 1 and ending on March 31 thereafter; and

      (n) not later than September 30, 1999, the consolidated financial statements of each of RES, BarTech and USS/Kobe for the period ended June 30, 1999, in each case in reasonable detail and prepared in accordance with generally accepted accounting principles, evidencing that the combined EBITDA of RES, BarTech and USS/Kobe for the period of three (3) consecutive fiscal months ended on June 30, 1999, was at least $15,000,000, together with such reconciliations as are necessary to reflect any changes in such EBITDA from the EBITDA certified pursuant to Section 11.16.

      Section 8.5. Notices.

            8.5.1. Defaults. The Borrower will promptly notify the Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation, the amount of which is in excess of $2,500,000, to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, the Borrower shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

            8.5.2. Environmental Events. The Borrower will promptly give written notice to the Agent and each of the Banks (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by the Borrower or any of its Subsidiaries in writing (or for which any written report supplement to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof of any inquiry, proceeding, investigation, or notice of violation, or order from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that, in the case of either (i) or (ii) above, would reasonably be expected to materially adversely affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries, taken as a whole, or the Agent's security interests pursuant to the Security Documents.

            8.5.3. Notification of Claim against Collateral. The Borrower will, immediately upon becoming aware thereof, notify the Agent and each of the Banks in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims in excess of $1,500,000), withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject.

            8.5.4. Notice of Litigation and Judgments. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or any of its Subsidiaries and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail satisfactory to the Agent, within twenty (20) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $2,500,000.

            8.5.5. Notices Concerning Inventory Collateral. The Borrower shall provide to the Agent prompt notice of (i) any physical count of the Borrower's or any of its Subsidiaries' inventory, together with a copy of the results thereof certified by the Borrower or such Subsidiary, (ii) any determination by the Borrower or any of its Subsidiaries that the inventory levels of the Borrower or such Subsidiary are not adequate to meet the sales projections of the Borrower or such Subsidiary, and (iii) any failure of the Borrower or any of its Subsidiaries to pay rent at any location, which failure continues for more than five days following the day on which such rent is due and payable by the Borrower or such Subsidiary. If so requested by the Agent or any Bank, the Borrower shall provide to the Agent or such Bank copies of all advertising by the Borrower or any of its Subsidiaries including copies of all print advertising and duplicate tapes of all video and radio advertising.

      Section 8.6. Existence; Maintenance of Properties. Except as otherwise permitted by Section 9.5 or Section 9.6, the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its limited liability company existence and material rights and franchises and the corporate or limited liability company existence and material rights and franchises of its Subsidiaries. It (a) will cause all of its properties and those of its Subsidiaries material to the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment (ordinary wear and tear excepted), (b) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that nothing in this Section 8.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

      Section 8.7. Insurance.

      (a) The Borrower will and will cause each of its Subsidiaries to maintain with an insurer rated B+ or better by A.M. Best, insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with sound business practices of businesses engaged in similar activities in similar geographic areas. Such insurance shall be in such minimum amounts that the Borrower will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. In addition, all insurance (except third party liability insurance) insuring any of the Collateral and the interruption of the business of the Borrower shall be payable to the Agent (subject to the rights of other creditors to receive such business interruption insurance as provided for below) as a loss payee under a standard loss payee clause for the benefit of the Banks and the Agent and shall designate the Agent as an additional insured, as applicable. With respect to the business interruption insurance maintained by the Borrower, in the event of a loss and during the continuance of an Event of Default (or other occurrence that would give rise to the right of the Agent, the Pennsylvania Lenders or the Trustee to payment of such proceeds) all proceeds thereof shall be paid on a pro rata basis to the Agent, the Pennsylvania Lenders and the Trustee as co-loss payees and allocated based upon the ratio, the numerator of which shall be equal to (i) the outstanding amount of the Obligations, with respect to the Agent and the Banks,
(ii) the outstanding amount of the Indebtedness of the Borrower in respect of the Pennsylvania Indebtedness, with respect to the Pennsylvania Lenders and
(iii) the outstanding amount of the Indebtedness of the Borrower in respect of the Notes, with respect to the Trustee, and the denominator of which shall be equal to the sum of the Obligations plus the outstanding amount of Pennsylvania Indebtedness plus the outstanding amount of Indebtedness of the Borrower in respect of the Notes, in each case determined as of the date of such payment. Without limiting the foregoing, the Borrower will, and will cause each of its Subsidiaries to, (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property exclusive of deductibles and self insurance in amounts not greater than those generally maintained by businesses engaged in similar activities in similar geographic areas, (ii) maintain all such workers' compensation or similar insurance or self-insurance as may be required by law, and (iii) maintain, in amounts and with deductibles or retentions equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Borrower or its Subsidiaries, business interruption insurance and product liability insurance. The Borrower will, and will cause any applicable Subsidiary to, maintain insurance on the Mortgaged Property in accordance with the terms of the Mortgage.

      (b) The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $1,000,000, be disbursed to the Borrower for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed or for the purchase of other similar properties and (ii) in all other circumstances, be held by the Agent as cash collateral for the Obligations, provided, that if such insurance is in respect of any casualty loss of any Collateral consisting of the Canton Cast-Roll Facility, such proceeds shall be applied or reinvested in the manner provided in Section 3.2(b)(iii). The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Borrower solely to the repair or replacement of the Borrower's property so damaged or destroyed or for the purchase of other similar properties, or the Agent may apply all or any part of such proceeds to the Obligations, provided, that if such proceeds are in respect of any casualty loss of any Collateral consisting of the Canton Cast-Roll Facility, such proceeds shall be applied or reinvested in the manner provided in Section 3.2(b)(iii).

      (c) All policies of insurance shall provide for thirty (30) days prior written minimum cancellation notice to the Agent. In the event of failure to provide and maintain insurance as herein provided, the Agent may, at its option, after giving notice to the Borrower provide such insurance and charge the amount thereof to the Borrower. The Borrower shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provision.

      Section 8.8. Taxes, Etc. The Borrower will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all material taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have established on its books adequate reserves with respect thereto; and provided further that the Borrower and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor unless the Borrower has obtained a stay of such proceedings which remains in effect.

      Section 8.9. Inspection of Properties and Books, Etc.

            8.9.1. General. The Borrower shall permit the Banks, through the Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request. The Agent and the Banks will, to the extent practicable, exercise their rights under this Section 8.9.1 in a manner which causes no material disruption of the Borrower's operations. Each of the Agent and the Banks agrees that it will treat in confidence all financial information with respect to the Borrower and its Subsidiaries, and all information obtained during such inspection which is designated by the Borrower as confidential and will not, without the consent of the Borrower, disclose such information to any third party and, if any representative or agent of the Agent or the Bank shall not be an employee of the Agent or such Bank or any affiliate of the Agent or such Bank, such designee shall be reputable and of recognized standing and shall agree in writing to treat in confidence the information obtained during any such inspection and, without the prior written consent of the Borrower, not to disclose such information to any third party or make use of such information for personal gain. Notwithstanding the foregoing, the Borrower hereby authorizes the Agent and each Bank to disclose information obtained pursuant to this Credit Agreement to other banks or financial institutions who are participants in the Revolving Credit Loans and Letters of Credit made or issued or to be made or issued hereunder and to potential participants with the consent of the Borrower, such consent not to be unreasonably withheld; provided that such participant or potential participant agrees to be bound by the confidentiality provisions of this
      Section 8.9.1, and where required or requested by governmental or regulatory authorities.

            8.9.2. Commercial Finance Examinations. The Borrower will permit the Agent's examiners and, if accompanied by the Agent or its examiners, a Bank's examiners, from time to time, to conduct, at the Borrower's reasonable expense, commercial finance examinations of the Borrower and its Subsidiaries.

            8.9.3. Communications with Accountants. The Borrower authorizes the Agent and, if accompanied by the Agent, the Banks to communicate with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 8.9.3.

            8.9.4. Environmental Assessments. Whether or not an Event of Default shall have occurred and be continuing, the Agent may, from time to time, in its reasonable discretion for the purpose of assessing and ensuring the value of the Mortgaged Property, obtain one or more environmental assessments or audits of reasonable scope and expense of the Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert retained by the Agent to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at the Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property materially complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of the Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent reasonably deems appropriate. All such environmental assessments shall be conducted and made at the expense of the Borrower.

      Section 8.10. Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will, and will cause each of its Subsidiaries to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, except where failure to do so will not have a Material Adverse Effect, (b) the provisions of its charter documents and by-laws, and all agreements and instruments by which it or any of its properties may be bound, except where failure to do so will not have a Material Adverse Effect, and (c) all applicable decrees, orders, and judgments, except where failure to do so will not have a Material Adverse Effect . If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder or any of the other Loan Documents, the Borrower will promptly take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Banks with evidence thereof.

      Section 8.11. Employee Benefit Plans. The Borrower will (a) promptly upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan with unfunded benefit liabilities in excess of $2,500,000 and (b) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan with unfunded benefit liabilities in excess of $2,500,000 under Sections 302, 4041, 4042, 4043, 4063, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA.

      Section 8.12. Use of Proceeds. The Borrower will use the proceeds of the Revolving Credit Loans, and will obtain Letters of Credit, solely to repay existing indebtedness, to finance working capital and for general corporate purposes.

      Section 8.13. Bank Accounts; Agency Account Arrangements.

            Section 8.13.1. Bank Accounts. Commencing on or prior to the Sweep Deadline, the Borrower shall, and shall cause each of its Subsidiaries to, require all account debtors to make payments to the Swept Lockboxes or Swept Accounts. The Borrower shall maintain lockbox agreements, in form and substance reasonably satisfactory to the Agent, with the Blocked Account Banks which maintain Swept Lockboxes, pursuant to which lockbox agreements all checks, drafts or other items or amounts in such Swept Lockboxes shall be deposited by such Blocked Account Bank in the Swept Accounts maintained by such Blocked Account Bank. The Borrower shall, and shall cause each of its Subsidiaries to, together with the employees, agents and other Persons acting on behalf of the Borrower or any such Subsidiary, receive and hold in trust for the Agent and the Banks all payments constituting proceeds of Accounts Receivable or other Collateral which, notwithstanding the foregoing, come into their possession or under their control and, immediately upon receipt thereof, deposit such payments in the form received, with any appropriate endorsements, in one of the Swept Accounts.

            Section 8.13.2. Agency Account Arrangements.

            (a) On or before the Sweep Deadline, the Borrower will, and will cause each of its Subsidiaries to, execute and deliver to the Agent for the benefit of the Agent and the Banks, Agency Agreements in form and substance reasonably acceptable to the Agent (collectively, the "Agency Agreements") executed by the Borrower and its Subsidiaries and the financial institution (each a "Blocked Account Bank") with which the Borrower or its Subsidiaries maintain any Swept Accounts or other accounts with respect to which the Agent may determine that the execution of a Agency Agreement is advisable (collectively, together with the Swept Accounts, the "Blocked Accounts") simultaneously with the opening of such Blocked Account. The Agent shall be granted a security interest by the Borrower and each of its Subsidiaries in all Blocked Accounts. No Agency Agreement may be modified or amended without the prior written consent of the Agent.

            (b) The Borrower expressly agrees that (i) following notice to the Blocked Account Banks of the existence and continuance of a Default or an Event of Default the Agent may at anytime require that, from and after the date specified in such notice, all monies deposited in the Blocked Accounts be transferred on a daily basis to the Concentration Account, which monies shall be credited against Obligations (or such monies shall be applied directly to pay down the Obligations without such monies being transferred first to such the Concentration Account) and (ii) in the event such transfer is required, upon the request of the Agent, the Borrower will take any steps necessary, to effect such transfer, including, without limitation, the execution and delivery of amendments to each of the Agency Agreements. From time to time, upon the Agent's reasonable request, the Borrower shall furnish to the Agent copies of all bank statements and other notices received by it with respect to the Blocked Accounts.

            (c) The Borrower agrees that all monies deposited in the Swept Accounts shall be transferred to the Agent on a daily basis and applied on a daily basis to the Obligations as provided in Section 3.4.1, and the Borrower shall take any steps reasonably deemed by the Agent to be necessary or advisable to effect such application, including, without limitation, the execution and delivery of lockbox agreements and amendments to each of the Agency Agreements. The Borrower further agrees that the Petty Cash Accounts shall contain, considered together and in the aggregate, no more than $60,000.

      Section 8.14. Borrowing Base. The Borrower represents, warrants and covenants as follows:

      (a) At the time any Eligible Account Receivable is included in the Borrowing Base and to the extent of the value of such Eligible Account Receivable as reflected in the Borrowing Base, such Eligible Account Receivable shall conform to the definition of Eligible Account Receivable.

      (b) The Borrower is, and as to Eligible Inventory to be acquired after the date hereof and to be included in the Borrowing Base, shall be the owner of all Eligible Inventory to be included in the Borrowing Base and (except for the liens for carrier, warehouse, customs and similar statutory liens arising in the ordinary course of business) shall neither create nor suffer to exist any lien or encumbrance thereon or security interest therein in favor of any Person other than the Agent.

      (c) The Borrower is the owner of the Canton Cast-Roll Facility and shall neither create nor suffer to exist any lien or encumbrance thereon or security interest therein in favor of any Person other than the Agent (other than liens permitted by the Mortgage and a subordinate lien that may be permitted to secure certain payables subject to the negotiation and delivery of a subordination agreement in form and substance satisfactory to the Co-Agents).

      (d) The Borrower shall give the Agent on the Effective Date a list of, and thereafter shall give thirty (30) days written notice prior to any change in, each warehouse location at which inventory is or will be kept and each office of the Borrower at which the records of the Borrower pertaining to Accounts Receivable and contract rights are kept. All Eligible Inventory is and shall be kept, and all records pertaining to Accounts Receivable and contract rights are and shall be kept, only at locations of which the Agent has been given notice as provided in this Section 8.14(d).

      (e) The Borrower shall promptly notify the Agent of any of the following events of which any senior or executive officer of the Borrower becomes aware: any material loss or depreciation in value of Eligible Inventory or the Canton Cast-Roll Facility and the amount of the loss or depreciation; rejection, return, repossession or loss of any material amount of goods giving rise to Eligible Accounts Receivable; material damage to any such goods; any request by an account debtor for any credits or adjustments of Eligible Accounts Receivable which are material in the aggregate; any adjustments of the amounts owing on Eligible Accounts Receivable which are material in the aggregate; any other disputes which are material in the aggregate; any other event which materially affects Eligible Inventory, Eligible Fixed Assets or Eligible Accounts Receivable or the value or amount thereof, provided, that during any period when Eligible Accounts Receivable are being determined on a daily basis, all applicable adjustments to the amount thereof shall be taken on the day such adjustment(s) are made, and shall not be delayed by virtue of this Section 8.14(e). For purposes of this Section 8.14(e), "material" shall mean involving amounts in excess of $1,000,000 in the aggregate in the case of Eligible Accounts Receivable and $5,000,000 in the aggregate in the case of Eligible Inventory.

      Section 8.15. Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

      Section 9. CERTAIN NEGATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligations to issue, extend or renew any Letters of Credit:

      Section 9.1. Restrictions on Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness or Rental Obligations other than:

      (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

      (b) current liabilities of the Borrower or such Subsidiary incurred in the ordinary course of business not incurred through (i) the borrowing of money, or
(ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

      (c) Indebtedness of the Borrower and its Subsidiaries in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 8.8;

      (d) Indebtedness of the Borrower and its Subsidiaries in respect of judgments or awards that have been in force for less than the applicable period for taking and pursuing an appeal so long as execution is not levied thereunder or in respect of which the Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

      (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

      (f) Indebtedness of the Borrower and its Subsidiaries consisting of Rental Obligations under operating leases with aggregate payments due in any year not in excess of $36,000,000;

      (g) Indebtedness consisting of contingent liabilities in respect of litigation against the Borrower so long as such Indebtedness would not be required by the Borrower's independent public accountants to be included in the footnotes to the financial statements delivered pursuant to Section 8.4(a) or the reserves for which required to be established on the books of the Borrower are not in excess of $15,000,000;

      (h) Indebtedness of the Borrower and its Subsidiaries incurred in connection with the Capitalized Lease or acquisition after the date hereof of personal or tangible property by the Borrower or any Subsidiary or the refinancing thereof; provided that the principal amount of such Indebtedness shall not exceed in any case 90% of the cost, to the Borrower or such Subsidiary, of the personal or tangible property so acquired, and provided, further, that the aggregate principal amount of such Indebtedness outstanding shall not exceed $30,000,000 at any time;

      (i) Indebtedness in respect of the Notes not exceeding the aggregate principal amount of $425,000,000;

      (j) Indebtedness existing on the date hereof and listed and described on
Schedule 9.1 hereto, and Indebtedness incurred pursuant to the refinancing of such Indebtedness provided that such Indebtedness (i) is in an aggregate principal amount no greater than that portion of the Indebtedness listed on
Schedule 9.1 hereto so refinanced, (ii) has a final scheduled maturity later than the final scheduled maturity of the Indebtedness refinanced, (iii) shall not be secured by any lien or any assets that did not secure the Indebtedness refinanced, (iv) shall be otherwise subject to terms and conditions reasonably satisfactory to the Co-Agents;

      (k) Indebtedness of a Subsidiary Guarantor of the Borrower to the Borrower or another Subsidiary Guarantor and of the Borrower to a Subsidiary Guarantor;

      (l) Indebtedness with respect to surety bonds and other obligations of the type described in Section 9.2(x) required in the ordinary course of business of the Borrower and its Subsidiaries, provided that the aggregate principal amount of such Indebtedness shall not at any time exceed $9,000,000;

      (m) Indebtedness of the Borrower and its Subsidiaries consisting of contingent liabilities with respect to Guaranteed Pension Plans to the extent permitted under Section 9.9;

      (n) Indebtedness incurred under any interest rate swap, cap, collar or similar arrangements or foreign currency exchange transactions with respect to Indebtedness permitted by this Agreement;

      (o) Indebtedness of the Borrower and its Subsidiaries not otherwise permitted by this Section 9.1 not exceeding the aggregate principal amount of $20,000,000 at any time;

      (p) Indebtedness of the Borrower and its Subsidiaries representing obligations in respect of performance bonds, bid bonds, appeal bonds, surety bonds, completion guarantees and similar obligations and trade-related letters of credit, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

      (q) Indebtedness of the Borrower in an aggregate amount not to exceed the amount represented by the appraised value of the Canton Cast-Roll Facility on the date on which such Indebtedness was incurred and not less than the value of that portion of the Borrowing Base applicable to Eligible Fixed Assets on the date on which such Indebtedness was incurred (such Indebtedness referred to herein as the "Canton Indebtedness"), provided that (i) on the date of the incurrence of the Canton Indebtedness the Eligible Fixed Asset Cap shall be reduced immediately to $0, (ii) the annual interest rate applicable to the Canton Indebtedness shall at no time be more than two hundred basis points above the rate applicable to the Revolving Credit Loans at such time, (iii) any covenants entered into by the Borrower or any of its Subsidiaries in connection with the Canton Indebtedness shall be, when taken in the aggregate, no more restrictive or onerous to the Borrower or such Subsidiary than those contained in this Credit Agreement and the other Loan Documents, (iv) the Canton Indebtedness shall mature after the Revolving Credit Loan Maturity Date, (v) the Borrower has delivered Compliance Certificates demonstrating, both immediately prior to and immediately after the incurrence of such Canton Indebtedness, compliance with the covenants set forth in Section 10, (vi) no Default or Event of Default has occurred and is continuing or would exist after incurring the Canton Indebtedness, (vii) the Canton Indebtedness shall be subject to an intercreditor agreement in form and substance reasonably satisfactory to the Agent if reasonably requested by the Agent to protect its security interest in the remaining collateral, and (viii) the Canton Indebtedness shall otherwise be subject to such terms and conditions as are reasonably satisfactory in form and substance to the Co-Agents;

      (r) Government Assisted Indebtedness of Borrower or of its Subsidiaries, provided that (i) such Government Assisted Indebtedness shall not have a final scheduled maturity prior to the final scheduled maturity of the Revolving Credit Loans, (ii) such Government Assisted Indebtedness shall not be secured by any lien on any Collateral that would not constitute a Permitted Lien with respect to such Collateral, (iii) Government Assisted Indebtedness incurred after the Effective Date (excluding Government Assisted Indebtedness existing on the Effective Date) shall not at any time exceed the aggregate principal amount of $100,000,000 and (iv) such Government Assisted Indebtedness shall be subject to terms and conditions reasonably satisfactory to the Co-Agents;

      (s) Indebtedness consisting of commodity hedging contracts entered into in the ordinary course of business in order to hedge actual transactions and not for speculative purposes in an aggregate notional amount not to exceed the gross amount of $10,000,000 at any time; and

      (t) Indebtedness of the Borrower or any of its Subsidiaries consisting of obligations of the Borrower or any of its Subsidiaries in respect of workers' compensation, health, disability or other employee benefits, social security payments, property, casualty or liability insurance premiums or other payment obligations in connection with self-insurance or similar requirements in the ordinary course of business.

      Section 9.2. Restrictions on Liens. The Borrower will not, and will not permit any of its Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid would by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (e) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles (other than general intangibles related to assets disposed of in accordance with this Agreement and the other Loan Documents), chattel paper or instruments, with or without recourse; provided that the Borrower and any Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

            (i) liens in favor of the Borrower on all or part of the assets of Subsidiaries of the Borrower securing Indebtedness owing by Subsidiaries of the Borrower to the Borrower;

            (ii) liens on assets of the Borrower or its Subsidiaries to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties other than the Mortgaged Property of the Borrower or its Subsidiaries to secure claims for labor, material or supplies in respect of obligations not overdue (or, in each case, which are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided);

            (iii) deposits or pledges made by the Borrower or its Subsidiaries in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations or in connection with self-insurance arrangements in respect of such obligations;

            (iv) liens on properties of the Borrower or its Subsidiaries in respect of judgments or awards, the Indebtedness with respect to which is permitted by Section 9.1(d);

            (v) liens of carriers, warehousemen, mechanics, repairmen, laborers, suppliers and materialmen on properties of the Borrower or its Subsidiaries other than the Mortgaged Property in existence less than 120 days from the date of creation thereof in respect of obligations not overdue;

            (vi) encumbrances on Real Estate other than the Mortgaged Property of the Borrower or its Subsidiaries consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

            (vii) liens of the Borrower and its Subsidiaries existing on the date hereof and listed on Schedule 9.2 hereto and refinancings of such Indebtedness permitted under Section 9.1(j);

            (viii) Capitalized Leases secured by, and purchase money security interests in, personal or tangible property of the Borrower or its Subsidiaries acquired or refinanced after the date hereof to secure purchase money Indebtedness of the type and amount permitted by Section 9.1(h), incurred in connection with the acquisition of such property, which security interests cover only the personal or tangible property so acquired;

            (ix) liens in favor of the holders of the Notes, which liens shall in no event include any lien or encumbrance of any kind on the Collateral except for such portion of the Collateral which is pledged pursuant to the Master Pledge Agreement;

            (x) liens securing the performance of tenders, bids, contracts (other than for Indebtedness), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature to the extent permitted by
      Section 9.1(l) on assets of the Borrower and Subsidiary Guarantors not constituting Collateral;

            (xi) liens in favor of the Agent for the benefit of the Banks and the Agent under the Loan Documents;

            (xii) liens on the Canton Cast-Roll Facility and the capital stock or membership interests of the Borrower and its Subsidiaries to secure Canton Indebtedness to the extent permitted under Section 9.1(q);

            (xiii) liens on assets of the Borrower or its Subsidiaries not constituting Collateral securing Indebtedness permitted under Section 9.1(r) provided, that if any such liens cover property on which any Collateral is located, the holders of such liens shall have entered into an intercreditor agreement, if reasonably requested by the Agent to protect its remaining Collateral, with the Agent reasonably satisfactory to the Agent and the Banks;

            (xiv) liens and encumbrances on the Mortgaged Property as and to the extent permitted by the Mortgage and any mortgage entered into pursuant to clause (xii) above;

            (xv) liens on assets of the Borrower or any Subsidiary Guarantor not constituting Collateral which assets secure the Borrower's obligations in respect of the Notes to the extent that such liens are permitted under the Indenture;

            (xvi) a subordinate lien that may be permitted to secure certain payables subject to the negotiation and delivery of a subordination agreement in form and substance satisfactory to the Co-Agents;

            (xvii) any leases or subleases to other Persons of properties or assets owned or leased by the Borrower or any of its Subsidiaries; and

            (xviii) liens on cash deposits, not exceeding $3,000,000 in the aggregate, to secure the Borrower's and Subsidiary Guarantors' obligations in respect of insurance and items of the type referred to in clause (iii) or (x) above.

      Section 9.3. Restrictions on Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

      (a) Investments by the Borrower or its Subsidiaries in marketable direct or guaranteed obligations of the United States of America that mature within one
(1) year from the date of purchase by the Borrower;

      (b) Investments by the Borrower or its Subsidiaries in demand deposits, certificates of deposit, Eurodollar deposits, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000, or foreign subsidiaries of such banks;

      (c) Investments by the Borrower or its Subsidiaries in securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's Ratings Group or, so long as no Obligations are outstanding, not less than "P 2" if rated by Moody's Investors Services, Inc., and not less than "A 2" if rated by Standard and Poor's Ratings Group;

      (d) Investments by the Borrower or its Subsidiaries in debt of any state or political subdivision that is rated "A" or better and due within one (1) year from the date of purchase by the Borrower or its Subsidiaries;

      (e) Investments by the Borrower or its Subsidiaries in repurchase agreements secured by any one or more of the foregoing;

      (f) Investments existing on the date hereof and listed on Schedule 9.3 hereto;

      (g) Investments with respect to Indebtedness permitted by Section 9.1(k) so long as such entities remain Subsidiaries of the Borrower and Guarantors hereunder;

      (h) Investments consisting of non-cash consideration received as proceeds of asset dispositions permitted by Section 9.6;

      (i) Investments by the Borrower or its Subsidiaries in shares of any so-called "money market fund", provided that such fund is registered under the Investment Company Act of 1940, has net assets of at least $500,000,000 and has an investment portfolio with an average maturity of 365 days or less;

      (j) Investments by the Borrower or its Subsidiaries in securities of any Person acquired in full or partial satisfaction of liabilities of said Person to the Borrower, in a workout or a bankruptcy or insolvency proceeding with respect to such Person;

      (k) Investments by the Borrower or its Subsidiaries in interest rate swaps, caps, collars or similar arrangements or foreign currency exchange transactions entered into in connection with respect to Indebtedness permitted under this Agreement or commodities hedges;

      (l) Investments permitted by Section 9.5;

      (m) investments consisting of deposits provided to third parties with respect to leases or utilities in the ordinary course of business;

      (n) Investments by the Borrower or its Subsidiaries in loans or advances to officers or employees not in excess of $1,000,000 at any time;

      (o) Investments by the Borrower or its Subsidiaries consisting of purchases and acquisitions of inventory, supplies, materials and equipment or licenses or leases of intellectual property otherwise not prohibited hereunder; and

      (p) other Investments not exceeding $10,000,000 in the aggregate at any time outstanding.

provided, however, that, if an Event of Default shall have occurred and be continuing, upon request by the Agent, with respect to all Investments other than demand deposits referred to in Section 9.3(b), Investments other than short term Investments listed on Schedule 9.3 hereto or described in clause (h) above and Investments of the type described in clauses (g) and (j) through (t), either
(p) such Investments shall be immediately converted into cash and deposited in a Blocked Account or (ii) all actions with respect to such Investments shall be taken to the satisfaction of the Agent to provide to the Agent, for the benefit of the Banks and the Agent, a first-priority perfected security interest in such Investments free of all encumbrances other than Permitted Liens.

      Section 9.4. Change in Terms of Capital Stock; Distributions and other Restricted Payments. The Borrower shall not, and shall not permit any Subsidiary to, effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Borrower's or such Subsidiary's capital stock which would be adverse to the interests of the Banks. The Borrower will not, and will not permit any of its Subsidiaries to, make any Restricted Payments except:

      (a) Distributions by Subsidiaries of the Borrower to the Borrower without limitation;

      (b) Restricted Payments in an amount not to exceed $2,000,000 per annum to Parent, RES Holding and RTII to allow Parent, RES Holding and RTII to pay their operating and administrative expenses, including, without limitation, directors fees, legal and audit expenses, SEC compliance expenses and corporate franchise and other taxes that are directly attributable to the Borrower and its Subsidiaries;

      (c) provided that no Default or Event of Default has occurred and is then continuing, Restricted Payments made to Parent, RES Holding and RTII or by Borrower to permit the purchase or redemption of their capital stock or other equity interests (including related stock and equity appreciation rights or similar securities) held by present or former officers, employees or consultants of RTII or the Borrower or any of its Subsidiaries or by any employee pension benefit plan or management equity or stock option plan or agreement upon such Person's death, disability, retirement or termination of employment or under the terms of any such employee pension benefit plan or any other agreement under which such capital stock or other equity interests or related rights were issued; provided that the aggregate amount of such purchases or redemptions that may be made under this clause (c) shall not exceed $3,000,000 per year ("Base Amount"), provided, that, to the extent that not all of the Base Amount is utilized in any year, the unused portion of such Base Amount may be carried forward to and be deemed part of the Base Amount (which may be utilized after exhausting the original Base Amount) only for the immediately subsequent year and not any succeeding year;

      (d) provided that the Borrower is then treated as a partnership (pass-through or disregarded entity) for federal or state income tax purposes, Distributions to the extent necessary to permit direct or indirect beneficial holders to receive tax distributions as provided in the limited liability agreement of the Parent not to exceed the tax liabilities payable by such owners in respect of income of the Borrower and its Subsidiaries that, for tax purposes, are treated as pass-through or disregarded entities, provided that nothing in this clause (d) will be deemed to permit any such Distribution (i) in excess of amounts that a consolidated group that includes the Borrower as the "parent" and its Subsidiaries that, for tax purposes are treated as pass-through or disregarded entities would be required to pay on a stand alone basis were such entities taxable as a consolidated group of corporations, except for distributions to the extent necessary to permit such holders to pay their tax liabilities attributable to the disproportionate sharing of income or loss of the Borrower and its Subsidiaries and (ii) to pay any tax liabilities of direct or indirect investors of the Borrower or the Parent resulting from the conversion of the Borrower from a limited liability company to corporate form, including pursuant to a Roll-up Transaction;

      (e) so long as no Default or Event of Default shall have occurred and be continuing, Distributions made in order to enable RTII to make dividend payments on, and the scheduled redemption of, the Bethlehem Preferred Stock, as in effect on the Effective Date;

      (f) so long as no Default or Event of Default shall have occurred and be continuing, Distributions the proceeds of which are or will be used to pay or to fund the payment of management, consulting or advisory fees and monitoring fees payable to Blackstone and its Affiliates in an annual amount not to exceed $1,500,000, Veritas and its Affiliates in an annual amount not to exceed $500,000 USX and its Affiliates in an annual amount not to exceed $1,000,000 and Kobe Steel Ltd. and its Affiliates in an annual amount not to exceed $1,000,000, provided that the aggregate amount of all Distributions under this clause (f) shall not exceed $4,000,000 per annum;

      (g) noncash repurchases of capital stock or other equity interests deemed to occur upon exercise of stock options if such capital stock represent a portion of the exercise price of such options; and

      (h) Restricted Payments consisting of (i) the sale, purchase or provision of goods and services from Affiliates in the conduct of the Borrower's and Subsidiary Guarantors business and (ii) tranactions permitted under Section 9.15, in each case on arms length terms and which are not otherwise expressly provided for and restricted in this Section 9.4.

      Section 9.5. Merger and Consolidation. The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except (i) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, or the merger or consolidation of two or more Subsidiaries of the Borrower, (ii) the merger or consolidation of any Subsidiary acquired in a transaction permitted by
Section 9.3(p) and (iii) in connection with the Roll-up Transaction, provided that any entity that survives in such transaction that is not a party hereto shall expressly assume all Obligations of the merged entities and grant security interests in all of its assets of a type constituting Collateral, and any new Subsidiary formed as a result of such transaction will become a Subsidiary Guarantor and enter into other security agreements reasonably acceptable to the Agent.

      Section 9.6. Sale and Leaseback; Disposition of Assets. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell, transfer, lease or otherwise dispose of any assets or property owned by it or hereafter acquired by it in one transaction or a series of transactions, including, without limitation, in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred other than (a) the disposition of assets (obsolete or otherwise) in the ordinary course of business, (b) so long as no Event of Default shall have occurred and be continuing, (i) the disposition of Investments permitted by Section 9.3; (ii) the disposition of assets listed on
Schedule 9.6 hereto; (iii) the disposition of additional assets on an arms length basis having an aggregate fair market value (after deducting from such aggregate value the cash proceeds of previous asset sales which are reinvested, within 180 days after sale, with such deduction being treated as having been made in the fiscal year of such reinvestment) of no more than 10% of the Borrower's total consolidated assets as reflected on the Borrower's pro forma balance sheet as at the Effective Date, provided that assets having a fair market value of no more than 5% of the Borrower's total consolidated assets as reflected on the Borrower's pro forma balance sheet as at the Effective Date shall be disposed in any fiscal year of the Borrower pursuant to this clause
(iii); (iv) the sale of the Specialty Steel Assets on an arms-length basis for consideration consisting of at least 75% cash in an amount not less than $30,000,000; and (v) the sale of the Closed Facilities on an arms-length basis for consideration consisting of at least 75% cash. All Net Cash Proceeds of any disposition of assets shall be deposited immediately into a Blocked Account, provided however, that such

Net Cash Proceeds shall subject such other provisions of Section 3.2(b) as may be applicable. Notwithstanding the foregoing, the Borrower and its Subsidiaries may enter into and assume the Safe Harbor Leases (as defined in the Master Restructuring Agreement) to which USS/Kobe is a party pursuant to the Master Restructuring Agreement.

      Section 9.7. Compliance with Environmental Laws. Except for actions which are in material compliance with Environmental Laws or would not result in a Material Adverse Effect, the Borrower will not, and will not permit any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would cause a violation of Environmental Laws the result of which violation would have a Material Adverse Effect.

      Section 9.8. Indebtedness in respect of the Notes. The Borrower shall not amend, supplement or otherwise modify the terms of the Indebtedness in respect of the Notes or any of the Note Documents to increase the interest rate on, or principal amount or any premium thereof, shorten the average maturity thereof, or permit or require the granting or pledging of collateral in addition to the collateral granted or pledged under the Note Documents as of the date hereof or required on the date hereof to be granted or pledged, or make any provisions thereof more restrictive on the Borrower or the Parent than they are on the date hereof, or otherwise if, in the reasonable opinion of the Banks, such amendment, supplement or modification could be adverse to the interests of the Banks. The Borrower shall not prepay, redeem or repurchase any of the Indebtedness in respect of the Notes or give notice in respect of such prepayment, redemption or repurchase other than as required under the Note Documents as of the date hereof and as permitted by Section 3.2(b).

      Section 9.9. Employee Benefit Plans. Unless a Material Adverse Effect is not reasonably likely to result, neither the Borrower nor any ERISA Affiliate will:

      (a) engage in any non-exempt "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which is reasonably likely to result in a liability for the Borrower or any of its Subsidiaries; or

      (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

      (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to Section 302(f) or Section 4068 of ERISA;

      (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code; or

      (e) permit or take any action which would result in the aggregate benefit liabilities (within the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities, by more than the amount set forth in Section 7.16.3.

      Section 9.10. Bank Accounts. The Borrower will not, and will not permit any of its Subsidiaries to, (a) establish any bank accounts other than those listed on Schedule 7.20 without the Agent's prior written consent, which consent shall not be unreasonably withheld, (b) violate directly or indirectly any bank agency agreement in favor of the Agent for the benefit of the Banks and the Agent with respect to such account, or (c) deposit into any of the payroll accounts listed on Schedule 7.20 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts based on the Borrower's reasonable estimates of such amounts.

      Section 9.11. Limitation on Issuance of Shares of Subsidiaries; Disposition of Shares and Indebtedness of Subsidiaries.

      (a) Except as permitted by Sections 9.4, 9.5 or 9.6, the Borrower will not permit any of its Subsidiaries to issue, sell or otherwise dispose of any shares of such Subsidiary or any securities convertible into or exchangeable for or carrying rights to subscribe for shares of such Subsidiary, except (i) to the Borrower, or (ii) for the purpose of qualifying directors. The Borrower will not, in any event, permit any Subsidiary to have outstanding any preferred shares, other than preferred shares owned by the Borrower.

      (b) Except as permitted by Sections 9.4, 9.5 or 9.6, the Borrower will not sell, transfer or otherwise dispose of any shares (except for the purpose of qualifying directors) or any Indebtedness of any Subsidiary.

      Section 9.12. Intentionally Omitted.

      Section 9.13. No Material Changes, Etc. The Borrower shall not permit, at any time after the RES Balance Sheet Date, any fact or circumstance (whether or not the result thereof would be covered by insurance) as to which singly or in the aggregate there is a reasonable likelihood of (a) a material adverse change with respect to the value of the Collateral taken as a whole, or (b) the inability of the Banks or the Agent to enforce in any material respect their rights to be granted hereunder or under any of the other Loan Documents or the Obligations (including realizing on the Collateral).

      Section 9.14. No Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, create or form, by acquisition or otherwise, any Subsidiary in addition to the Subsidiaries of the Borrower described in Section 7.19 unless such new Subsidiary shall have become a Guarantor, shall have pledged its assets of the type pledged by the Borrower and the Guarantors as of the Effective Date and shall have provided such other documentation as the Agent may reasonably request, including, without limitation, amendments to the Security Agreements, UCC searches and filings, legal opinions and corporate authorization documentation, and, if the Eligible Fixed Asset Cap is not $0, 100% of the equity interests of such new Subsidiary shall be pledged for the benefit of the Banks and the Agent and the holders of the Senior Notes, such pledge to be subject to terms and conditions substantially similar to those contained in the Master Pledge Agreement.

      Section 9.15. Transactions with Affiliates. Except for the sale of stock of the Borrower to the Parent for cash and except as described on Schedule 9.15, the Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arms-length basis. The Borrower will not enter into any tax sharing agreement with any Person that is not the Parent or a Subsidiary of the Borrower, unless such tax sharing agreement has been approved by the Co-Agents, such consent not to be unreasonably withheld. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on Schedule 9.15 during the existence of an Event of Default if so indicated on Schedule 9.15. This covenant will not restrict the Borrower or its Subsidiaries from (a) making Investments permitted under Section 9.3 or Distributions permitted under Section 9.4 and (b) engaging in transactions among the Borrower and its Subsidiaries and among Subsidiaries of the Borrower otherwise permitted by this Agreement. This covenant shall not restrict the Borrower or its Subsidiaries from (a) payments to Blackstone, Veritas, USX and Kobe Steel Ltd. or any of their Affiliates made for any financial advisory, underwriting or placement services in connection with any acquisition or divestiture made by the Borrower or any of its Subsidiaries in an amount not to exceed in the aggregate 1% of the total enterprise value of such acquisition or divestiture, which payments are approved by a majority of the board of directors of the Borrower in good faith, or (b) transactions with customers, clients, suppliers, purchasers or sellers of goods or services, in each case in the ordinary course of business and on arms length terms and otherwise in compliance with this Agreement.

      Section 9.16. Parent. The Parent shall at no time own any material assets other than the membership interests of the Borrower. The Parent shall at no time engage in any business other than the ownership, directly or indirectly, of the membership interests of the Borrower and activities incidental thereto. The Parent shall not incur any Indebtedness in respect of borrowed money except under the Loan Documents and its guaranty of the Notes and the Pennsylvania Indebtedness. The Parent shall not create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon the membership interests of the Borrower other than under the Master Pledge Agreement.

      Section 10. FINANCIAL COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Revolving Credit Loan, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

      Section 10.1. Capital Expenditures. The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures during any of the periods set forth below that exceed, in the aggregate for the Borrower and its Subsidiaries, the amounts set forth below opposite such periods, provided, however, that if, at the end of any of the periods listed below, the amount of Capital Expenditures permitted for such period is not fully utilized, the lesser of (i) 25% of Maximum Capital Expenditures for such period and (ii) the difference between Maximum Capital Expenditures and actual Capital Expenditures for such fiscal period may be carried over and utilized in any succeeding period listed below, provided further, that if, at the end of Fiscal Year 2001 or any subsequent period listed below, the amount of Capital Expenditures permitted for such period is not fully utilized and the Fixed Charge Coverage Ratio is greater than or equal to 1.10:1.00 on the last quarter of any Fiscal Year during such period tested pursuant to Section 10.2, the lesser of (i) 50% of Maximum Capital Expenditures for such period and (ii) the difference between Maximum Capital Expenditures and actual Capital Expenditures for such fiscal period may be carried over and utilized in the any succeeding period listed below:

--------------------------------------------------------------------------------
Period:                                  Maximum Capital Expenditures:
--------------------------------------------------------------------------------
Effective Date - December 31, 1999       $19,000,000
--------------------------------------------------------------------------------
Fiscal Year 2000                         $53,000,000
--------------------------------------------------------------------------------
Fiscal Year 2001                         $61,000,000
--------------------------------------------------------------------------------
Fiscal Year 2002                         $125,000,000
--------------------------------------------------------------------------------
Fiscal Year 2003                         $97,000,000
--------------------------------------------------------------------------------
January 1, 2004 - Revolving  Credit
Loan Maturity Date                       $23,000,000
--------------------------------------------------------------------------------

      Section 10.2. Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit, for the fiscal quarter ending March 31, 2001, the two consecutive fiscal quarters ending June 30, 2001, the three consecutive fiscal quarters ending September 30, 2001 and each period of four consecutive fiscal quarters ending thereafter, the Fixed Charge Coverage Ratio to be less than 1.10:1.00.

      Section 11. CONCERNING THE EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS. The Agent's and the Banks' obligations to convert their claims against the Borrower under this Credit Agreement and the obligation of the Banks to make the Revolving Credit Loans and to issue, extend or renew any Letters of Credit provided for in this Credit Agreement shall be subject to satisfaction of the following conditions precedent on or prior to the Effective Date:

      Section 11.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks

      Section 11.2. Note Documents; Restructuring Documents; Warrant Documents. Each of the Note Documents, Restructuring Documents, Equity Documents and the Warrant Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks.

      Section 11.3. Certified Copies of Charter Documents.

      (a) The Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete on the Effective Date, of each of (a) its charter or other incorporation or organizational documents as in effect on such date of certification, and (b) its by-laws or other governing documents as in effect on such date.

      (b) The Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors a certificate from the Secretary of State, or other appropriate authority of the jurisdiction of its incorporation or organization, evidencing its good standing in such jurisdiction and in each other jurisdiction in which a failure to so qualify could have a Material Adverse Effect.

      Section 11.4. Corporate or Limited Liability Company Action. All corporate or limited liability company action, as applicable, necessary for the valid execution, delivery and performance by the Parent, the Borrower and each of the Subsidiary Guarantors of this Credit Agreement and the other Loan Documents to which such Person is party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent.

      Section 11.5. Incumbency Certificate. The Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors an incumbency certificate, dated as of the Effective Date, signed by a duly authorized officer of the Borrower or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Parent, the Borrower or such Subsidiary Guarantor, each of the Loan Documents to which such Person is party; (b) to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

      Section 11.6. Validity of Liens. The Security Documents shall be effective to create in favor of the Agent a legal, valid and enforceable first (except for Permitted Liens) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

      Section 11.7. Perfection Certificates and UCC Search Results. The Agent shall have received from the Parent, the Borrower and each of the Subsidiary Guarantors a completed and fully executed Perfection Certificate and the results of UCC searches with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

      Section 11.8. Certificates of Insurance. The Agent shall have received (a) a certificate of insurance from an independent insurance broker dated as of the Effective Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of Section 8.7 and (b) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer).

      Section 11.9. Borrowing Base Report. The Agent shall have received from the Borrower a Borrowing Base Report for the preceding week.

      Section 11.10. Opinions of Counsel. The Co-Agents shall have received favorable legal opinions addressed to the Banks and the Agent, dated as of the Effective Date and in form and substance satisfactory to the Co-Agents, from each of

      (i)   Simpson Thacher & Bartlett;
      (ii)  Colella & Kolczun;
      (iii) McDonald, Hopkins, Burke & Haber;
      (iv)  Amster, Rothstein & Ebenstein;
      (v)   Borden & Elliot; and
      (vi)  Bingham Dana LLP

      Section 11.11. Payment of Fees. The Borrower shall have paid to the Banks, the Co-Agents or the Agent, as appropriate, all fees due and payable as of the Effective Date, including, without limitation, the commitment fee pursuant to
Section 2.2, the fees pursuant to Section 5.1 and, if applicable, Letter of Credit Fees pursuant to Section 4.6.

      Section 11.12. Payment of Interest and Fees under Prior Credit Agreement. All interest and fees in respect of the Prior Credit Agreement accrued and unpaid as of the Effective Date shall have been paid in full.

      Section 11.13. [Intentionally Omitted.].

      Section 11.14. Commercial Finance Examination. The Co-Agents shall have received a the results of commercial finance examinations of the Borrower and its Subsidiaries, including, without limitation, a prefunding commercial finance examination conducted in order to determine Availability on the Effective Date, and such reports shall be in form and substance satisfactory to the Co-Agents.

      Section 11.15. Indebtedness in respect of the Notes. The Co-Agents shall have received evidence satisfactory to the Co-Agents that the Borrower and RTI Capital

Corp. shall have received gross cash proceeds from the Notes in an aggregate amount of not less than $419,000,000 pursuant to the Note Documents without any material waiver with respect thereto and otherwise on terms and conditions reasonably satisfactory to the Co-Agents.

      Section 11.16. Equity Contribution. The Co-Agents shall have received evidence satisfactory to the Co-Agents that the Borrower shall have received a cash equity contribution in an amount of at least $75,000,000 pursuant to the Equity Documents without any material waiver with respect thereto and otherwise on terms and conditions reasonably satisfactory to the Co-Agents, provided that cash proceeds in respect of the Notes and proceeds in respect of the investments in the Borrower pursuant to the Equity Documents shall not be less than $550,000,000 in the aggregate.

      Section 11.17. Restructuring. The Co-Agents shall have received evidence satisfactory to the Co-Agents that the Restructuring shall have occurred pursuant to and in accordance with the Restructuring Documents without any material waiver with respect thereto and otherwise on terms and conditions reasonably satisfactory to the Co-Agents and that the Borrower shall own substantially all of the assets and business owned by RES, BarTech, the Acquired Portion of USS/Kobe and each of their respective Subsidiaries immediately prior to the Restructuring except those assets and business listed on Schedule 7.24 hereto.

      Section 11.18. EBITDA. The actual combined EBITDA for each of RES, BarTech and USS/Kobe for the period of three consecutive fiscal months ending on June 30, 1999 shall not be less than $15,000,000, and the Borrower shall have delivered to the Co-Agents an officer's certificate evidencing such combined EBITDA.

      Section 11.19. Reports by Deloitte & Touche, Hatch Engineering and Metal Strategies, Inc. Hatch Engineering and Metal Strategies, Inc. shall each have completed a report regarding the expected synergies arising out of the Restructuring and the Borrower's business plans, and the Co-Agents shall be reasonably satisfied with the results of such reports. Deloitte & Touche shall have delivered a "comfort letter" in connection with the issuance of the Notes in the form delivered to the Co-Agents on or prior to the Effective Date.

      Section 11.20. Hazardous Waste Assessments. The Co-Agents shall have received hazardous waste site assessments from environmental engineers in form and substance satisfactory to the Co-Agents, such assessments to include an analysis of the environmental liabilities of the Borrower and its Subsidiaries.

      Section 11.21. Labor Agreements. The Co-Agents shall have received any labor agreements of the Borrower, including, without limitation, labor agreements entered into with the AFL-CIO, and such agreements shall be reasonably satisfactory in form and substance to the Co-Agents.

      Section 11.22. Excess Availability. Excess Availability, as determined by the Co-Agents on the Effective Date, shall not be less than $130,000,000, after giving effect to the Availability Block and any extensions of credit hereunder on the Effective Date.

      Section 11.23. Solvency Opinion. The Co-Agents shall have received a copy of an opinion from Murray, Devine & Co., describing in detail the solvency of the Borrower and its Subsidiaries after the consummation of the transactions contemplated herein and in form and substances satisfactory to the Co-Agents.

      Section 11.24. Appraisal of Canton Cast-Roll Facility. The Co-Agents shall have received an appraisal of the Canton Cast-Roll Facility in form and substance satisfactory to the Co-Agents.

      Section 11.25. Survey and Taxes. The Agent shall have received (i) an updated Survey of the Mortgaged Property together with a Surveyor Certificate relating thereto and (ii) evidence of payment of real estate taxes and municipal charges on the Mortgaged Property not delinquent on or before the Effective Date.

      Section 11.26. Title Insurance. The Agent shall have received a Title Policy covering the Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Agent, insuring the interest of the Agent and each of the Banks as mortgagee under the Mortgage.

      Section 12. CONDITIONS TO ALL BORROWINGS. The obligations of the Banks to make any Revolving Credit Loan, and of the Agent to issue, extend or renew any Letter of Credit, in each case whether on or after the Effective Date, shall also be subject to the satisfaction of the following conditions precedent.

      Section 12.1. Representations True. Each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement and the other Loan Documents shall be in all material respects true as of the date as of which they were made and shall also be true at and as of the time of the making of such Revolving Credit Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

      Section 12.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Revolving Credit Loan or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Agent would make it illegal for the Agent to issue, extend or renew such Letter of Credit.

      Section 12.3. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

      Section 12.4. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

      Section 12.5. Borrowing Base Report. The Agent shall have received the most recent Borrowing Base Report required to be delivered to the Agent in accordance with Section 8.4(i) and, if requested by the Agent, a Borrowing Base Report dated within one (1) Business Day of the Drawdown Date of such Revolving Credit Loan or of the date of issuance, extension or renewal of such Letter of Credit.

      Section 13. EVENTS OF DEFAULT; ACCELERATION; ETC.

      Section 13.1. Events of Default and Acceleration. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

      (a) the Borrower shall fail to pay any principal of the Revolving Credit Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

      (b) the Borrower shall fail to pay any interest on the Revolving Credit Loans, the commitment fee, any Letter of Credit Fee, the Agent's fee, or other sums due hereunder or under any of the other Loan Documents, within three (3) days of the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

      (c) the Borrower shall fail to comply with any of its covenants contained in Section 8.1 (including, as it applies to Section 13.1(b), any grace period applicable thereto), Section 8.4 (within five (5) days of when any monthly financial statement would otherwise be due and within fifteen (15) days of when any quarterly or annual statement would otherwise be due), Section 8.5.1,
Section 8.5.4 (within fifteen (15) days of when notice would otherwise be due), the first sentence of Section 8.6, Section 8.7, Section 8.12, Sections
9.1 through 9.6, Sections 9.8 through 9.13, Section 10 or any covenant contained in the Mortgage the violation of which would constitute an immediate "Event of Default" under such Mortgage;

      (d) the Borrower shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 13.1) for thirty (30) days after written notice of such failure has been given to the Borrower by the Agent;

      (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

      (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases the outstanding principal amount of which exceeds $15,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases, the outstanding principal amount of which exceeds $15,000,000, for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

      (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

      (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

      (i) there shall remain in force, undischarged, unsatisfied, unstayed and unbonded, for more than thirty (30) days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, unsatisfied, unstayed and unbonded, against the Borrower or any of its Subsidiaries exceeds in the aggregate $15,000,000;

      (j) if the Agency Agreements required pursuant to Section 8.13.2(a) shall not be in full force and effect within forty-five (45) days after the Effective Date;

      (k) if any of the Loan Documents shall be canceled, terminated, revoked or rescinded or the Agent's security interests or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

      (l) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or in the event of a termination or withdrawal from a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $15,000,000; the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $15,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), provided the Agent determines in its reasonable judgment that such event (A) could be expected to result in liability of the Borrower to the PBGC or the Plan in an aggregate amount exceeding $15,000,000 and (B) could constitute grounds for the termination of such Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Plan or for the imposition of a lien in favor of the Guaranteed Pension Plan; (ii) the appointment by a United States District Court of a trustee to administer such Plan; or (iii) the institution by the PBGC of proceedings to terminate such Plan;

      (m) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days;

      (n) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a Material Adverse Effect;

      (o) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a Material Adverse Effect;

      (p) the Borrower or any of its Subsidiaries shall be convicted for a federal crime, a punishment for which could include the forfeiture of any assets of the Borrower or such Subsidiary included in the Borrowing Base or any assets of the Borrower or such Subsidiary not included in the Borrowing Base but having a fair market value in excess of $15,000,000;

      (q) a Change of Control shall have occurred;

      (r) the Availability shall at any time be less than zero;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in Sections 13.1(g) or 13.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

      Section 13.2. Termination of Commitments. If any one or more of the Events of Default specified in Section 13.1(g) or Section 13.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans to the Borrower and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Revolving Credit Loans and the Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrower or any of its Subsidiaries of any of the Obligations.

        Section 13.3. Remedies. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Revolving Credit Loans pursuant to Section 13.1, each Bank, if owed any amount with respect to the Revolving Credit Loans, may, with the consent of the Majority Banks, but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      Section 13.4. Distribution of Collateral Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Bank, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

      (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

      (b) Second, to all other Obligations (other than those Obligations arising or incurred under any ancillary facilities provided by the Agent or any Banks in their individual capacities to the Borrower) in such order or preference as the Majority Banks may determine; provided, however, that distributions in respect of (i) such obligations shall be made pari passu among Obligations with respect to the Agent's fee payable pursuant to Section 5.1 and all other Obligations and
(ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks pro rata; and provided, further, that the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

      (c) Third, to those Obligations arising under any cash management services, Rate Protection Agreements or any other ancillary facilities provided by the Agent or any other Banks in their individual capacities to the Borrower in connection with this Agreement;

      (d) Fourth, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Banks and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to
Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

      (e) Fifth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

      Section 14. SETOFF. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Revolving Credit Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank or constituting Reimbursement Obligations owed to such Bank and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by, or constituting Reimbursement Obligations owed to, such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Notes held by, or constituting Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Revolving Credit Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

      Section 15. THE AGENT.

      Section 15.1. Authorization.

      (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

      (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

      (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Banks and the Agent.

      Section 15.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

      Section 15.3. No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

      Section 15.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Revolving Credit Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

      Section 15.5. Payments.

            15.5.1. Payments to Agent. A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

            15.5.2. Distribution by Agent. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

            15.5.3. Delinquent Banks. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (a) to make available to the Agent its pro rata share of any Revolving Credit Loan or to purchase or make any payment on account of any Letter of Credit Participation or (b) to comply with the provisions of Section 14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement or Section 15.7, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency. Until such delinquency is satisfied, the Delinquent Bank shall have no right to participate in any vote on or consent to any matter in respect of or in connection with this Credit Agreement.

            Section 15.6. Holders of Revolving Credit Notes. The Agent may deem and treat the payee of any Revolving Credit Note and the purchaser of any Letter of Credit

Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

      Section 15.7. Indemnity. The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by Section 16), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder without limiting the Borrower's and Guarantors' indemnity obligations, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

      Section 15.8. Agent as Bank. In its individual capacity, BKB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

      Section 15.9. Resignation. The Agent may resign at any time by giving sixty (60) days' prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      Section 15.10. Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this Section 15.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

      Section 15.11. Duties in the Case of Enforcement. In case one of more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority

Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of the Security Documents authorizing the sale or other disposition of all or any part of the Collateral and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of such Collateral. The Majority Banks may direct the Agent in writing as to the method and the extent of any such sale or other disposition, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

      Section 16. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any excise taxes or current or future stamp or documentary taxes or similar charges (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks (other than taxes based upon the Agent's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) the reasonable fees, expenses and disbursements of the Agent's Special Counsel, any Co-Agent's counsel and any local counsel to the Agent incurred in connection with the preparation, administration, interpretation or syndication of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) the fees, expenses and disbursements of the Agent or any Co-Arranger incurred by the Agent or such Co-Arranger in connection with the preparation, administration, interpretation or syndication of the Loan Documents and other instruments mentioned herein, including all appraisal charges and charges of other professionals retained by the Agent or such Co-Arranger, (e) the fees, expenses and disbursements of the Agent incurred by the Agent or its designee in connection with all commercial finance examinations conducted by or on behalf of the Agent, (f) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (g) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries and (h) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches or UCC filings. The covenants of this Section 16 shall survive payment or satisfaction of all other Obligations.

      Section 17. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent, the Co-Agents, the Co-Arrangers, the Banks and their respective shareholders, directors, agents, officers, subsidiaries and affiliates from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and reasonable expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Revolving Credit Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (c) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower or any of its Subsidiaries comprised in the Collateral, (d) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (e) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the disposal, discharge, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, provided, however, that the foregoing indemnity as to any Person shall not apply to liabilities, damages, losses, settlement expenses and expenses to the extent that they arise from the willful misconduct or gross negligence of such indemnified person or its Affiliates. In litigation, or the preparation therefor, each of the Banks, the Co-Agents, the Co-Arrangers and the Agent shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this Section 17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such indemnified obligations which is permissible under applicable law. The covenants contained in this Section 17 shall survive payment or satisfaction in full of all other Obligations.

      Section 18. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Revolving Credit Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Revolving Credit Loans or the Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its

Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

      Section 19. ASSIGNMENT AND PARTICIPATION.

      Section 19.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) each of the Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower, will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (c) each assignment shall be in an amount that is not less than $10,000,000 or the remaining amount of its Commitment, if less, and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit E hereto (an "Assignment and Acceptance"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 19.3, be released from its obligations under this Credit Agreement.

      Section 19.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations or any of their other obligations under this Credit Agreement or any of the other Loan

Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 7.4 and Section 8.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

      Section 19.3. Register. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to and Letter of Credit Participations purchased by, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

      Section 19.4. New Revolving Credit Notes. 19.4.Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and

Acceptance and shall otherwise be substantially in the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be canceled and returned to the Borrower.

      Section 19.5. Participations. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $10,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (c) the only right of the assignor granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be such assignor's right to approve waivers, amendments or modifications that would require the consent of all Banks affected thereby.

      Section 19.6. [Intentionally Omitted]

      Section 19.7. Assignee or Participant Affiliated with the Borrower. If any assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 13.1 or Section 13.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Revolving Credit Loans. If any Bank sells a participating interest in any of the Revolving Credit Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to
Section 13.1 or Section 13.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Revolving Credit Loans to the extent of such participation.

      Section 19.8. Miscellaneous Assignment Provisions. Any assigning Bank shall retain its rights to be indemnified pursuant to Section 17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If any Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a Reference Bank hereunder. Anything contained in this Section 19 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section
341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

      Section 19.9. Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

      Section 20. NOTICES, ETC. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service or by facsimile transmission confirmation, as the case may be, addressed as follows:

      (a) if to the Borrower, at 3770 Embassy Parkway, Akron, OH 44333,
Attention: Chief Executive Officer, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

      (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Ellen L. Heath, Managing Director, Asset Based Lending, or such other address or addressee for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

      (c) if to any Bank, at such Bank's address set forth on Schedule 1 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile with transmission confirmed and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

      Section 21. GOVERNING LAW. THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT

SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN Section 20. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      Section 22. HEADINGS. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      Section 23. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      Section 24. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 26.

      Section 25. WAIVER OF JURY TRIAL. Each party to this Credit Agreement hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Revolving Credit Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, the Borrower and each Guarantor hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower and each Guarantor (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

      Section 26. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks.

Notwithstanding the foregoing, (i) any decrease in the rate of interest on the Revolving Credit Notes (other than in connection with the waiver of Section 5.10.2), any extension of scheduled maturity of the Revolving Credit Notes, any increase in the amount of the Commitments of the Banks, any decrease in the amount of commitment fee, Letter of Credit Fees or any other fee hereunder (in each case in this clause (i) except that any amendment or modification to the definitions in this Agreement relating to the calculation of the Borrowing Base and eligibility criteria shall be approved by the Majority Banks and each of the Co-Agents), any release of a substantial portion of the Collateral (other than as provided for in clauses (iv) and (v) below) and any amendment of this Section 26 requires the written consent of the Borrower and the written consent of each Bank affected thereby, (ii) the definition of "Majority Banks" or "Supermajority Banks" may not be amended without the written consent of all of the Banks, (iii) the definition of "Co-Agents" may not be amended without the written consent of all of the Co-Agents, (iv) Collateral consisting of assets disposed of pursuant to Section 9.6 may be released in connection with such disposition, (v) Collateral consisting of the Canton Cast-Roll Facility and pledged stock or membership interests constituting Collateral may be released in connection with the permitted incurrence by the Borrower of the Canton Indebtedness or the permitted disposition of the Canton Cast-Roll Facility (without implying any such required permission will be given by the Banks), (vi) amendments or waivers which affect the Availability Block (other than consents or waivers which have the effect of directly decreasing the Availability Block) and amendments and waivers of definitions of this Credit Agreement relating to eligibility criteria for assets included in the Borrowing Base require the consent of Majority Banks and each of the Co-Agents, (vii) amendments or waivers which have the effect of directly decreasing the Availability Block, increasing the Eligible Fixed Asset Cap or the cap on the amount of the Borrowing Base that may be allocated to Eligible Inventory set forth clause (b) of the definition of Borrowing Base and increases in the percentages set forth in the definition of Borrowing Base require the consent of the Super-Majority Banks (which shall include each of the Co-Agents), and (viii) the amount of the Agent's fee, any Letter of Credit Fees or any other fees payable for the Agent's account and Section 15 may not be amended without the written consent of the Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

      Section 27. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

      Section 28. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

      Section 28.1. Sharing of Information with Section 20 Subsidiary. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. The Borrower, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Agent and each Bank any information delivered to such Section 20 Subsidiary by the Borrower or any of its Subsidiaries, and (b) the Agent and each Bank to share with such Section 20 Subsidiary any information delivered to the Agent or such Bank by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Bank to enter into this Credit Agreement; it being understood, in each case, that any such Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

      Section 28.2. Confidentiality. Each of the Banks and the Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information
(a) after such information shall have become public other than through a violation of this Section 28, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Banks or the Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Agent, or to auditors or accountants, (e) to the Agent, any Bank or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Banks, the Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Bank as provided in Section 28.1 or (h) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of Section 8.9.1. The Agent, the Banks and any Section 20 Subsidiary may refer to any of the Borrower and its Subsidiaries in connection with any advertising, promotion or marketing undertaken by the Agent, such Bank or such Section 20 Subsidiary and, for such purpose, the Agent, such Bank or such Section 20 Subsidiary may utilize any trade name, trademark, logo or other distinctive symbol associated with the Borrower or any of its Subsidiaries or any of their businesses.

      Section 28.3. Prior Notification. Unless specifically prohibited by applicable law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

      Section 28.4. Other. In no event shall any Bank or the Agent be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower or any of its Subsidiaries. The obligations of each Bank under this Section 28 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of this financing signed and delivered by such Bank to the Borrower prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Bank.

      IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                        THE BORROWER:

                                        REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        THE GUARANTORS:

                                        REPUBLIC TECHNOLOGIES
                                        INTERNATIONAL HOLDINGS, LLC

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        RTI Capital Corp.

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        Bliss & Laughlin, LLC

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        CANADIAN DRAWN STEEL COMPANY INC.

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        NIMISHILLEN & TUSCARAWAS, LLC

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        THE BANKS AND THE CO-AGENTS:

                                        BANKBOSTON, N.A., individually,
                                        as Administrative Agent and
                                        Co-Book Manager


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        BANK OF AMERICA, N.A., individually, as
                                        Syndication Agent and Co-Book Manager


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        THE CHASE MANHATTAN BANK, individually,
                                        as Documentation Agent and
                                        Co-Book Manager


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        FOOTHILL CAPITAL CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                         HELLER FINANCIAL, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                         CONGRESS FINANCIAL CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        THE CIT GROUP / BUSINESS CREDIT, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        LASALLE BUSINESS CREDIT, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        MELLON BANK, N.A.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        DIME COMMERCIAL CORP.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        GREENTREE FINANCIAL SERVICING
                                        CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ORIX BUSINESS CREDIT, INC.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        SUNROCK CAPITAL CORP.


                                        By:_____________________________________
                                           Name:
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:_____________________________________
                                           Name:
                                           Title: